As filed with the Securities and Exchange Commission on September 1, 2010
1940 Act File No. 811-22466

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[  ]   Amendment No. __

ASGI AGILITY INCOME FUND
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Exact Name of Registrant as Specified in Charter

C/O ALTERNATIVE STRATEGIES GROUP, INC.
401 SOUTH TRYON STREET
CHARLOTTE, NC 28202
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Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (866) 440-7460
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LLOYD LIPSETT
WELLS FARGO LAW DEPARTMENT
J9201-261
200 BERKELEY STREET
BOSTON, MA 02116

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Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

MARK P. GOSHKO
REBECCA O’BRIEN RADFORD
K&L GATES LLP
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MA 02111

EXPLANATORY NOTE

This Registration Statement of ASGI Agility Income Fund (the “Registrant”) has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, shares of beneficial interest of the Registrant (“Shares”) have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Shares of the Registrant.

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Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Private Placement Memorandum

Items in Part A and B of Form N-2		Location in Private Placement Memorandum

1.	Outside Front Cover	Front Cover Page of Private Placement Memorandum

2.	Cover Pages, Other Offering Information	Front Cover Page of Private Placement Memorandum

3.	Fee Table and Synopsis	Summary of Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Front Cover Page of Private Placement Memorandum; Memorandum Summary; Distribution Arrangements

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Memorandum Summary; Investment Program of the Fund; Use of Proceeds

8.	General Description of the Registrant	Front Cover Page of Private Placement Memorandum; Memorandum Summary; The Fund; Investment Program of the Fund; Risk Factors; Subscriptions for Shares; Repurchases and Transfers of Shares; Voting

9.	Management	Memorandum Summary; Management; The Adviser; Fees and Expenses; Control Persons; Brokerage

10.	Capital Stock, Long-Term Debt, and other Securities	Subscriptions for Shares; Repurchases and Transfers of Shares; Voting; Taxes; Distribution Arrangements

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Statement of Additional Information	Not Applicable

14.	Cover Page	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Memorandum Summary; The Fund

17.	Investment Objective and Policies	Memorandum Summary; Investment Program of the Fund

18.	Management	Memorandum Summary; Management

19.	Control Persons and Principal Holders of Securities	Management; Control Persons

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20.	Investment Advisory and Other Services	Memorandum Summary; The Adviser; Fees and Expenses

21.	Portfolio Managers	The Adviser

22.	Brokerage Allocation and Other Practices	Brokerage

23.	Tax Status	Taxes

24.	Financial Statements	Financial Statements

4

PRIVATE AND CONFIDENTIAL

ALTERNATIVE INVESTMENTS

_____________________________________ Name of Offeree

_____________________________________ Copy Number

Confidential Private Placement Memorandum ASGI Agility Income Fund

DO NOT COPY OR CIRCULATE	COPY NO. _____

ASGI Agility Income Fund

Private Placement Memorandum

Effective September 1, 2010

THE SHARES OF BENEFICIAL OWNERSHIP (“SHARES”) IN ASGI AGILITY INCOME FUND (THE “FUND”) ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), IN RELIANCE ON THE PROVISIONS OF REGULATION D UNDER THE 1933 ACT. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S AGREEMENT AND DECLARATION OF TRUST (THE “DECLARATION OF TRUST”).

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN SHARES FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO HOLDERS OF SHARES (“SHAREHOLDERS”), THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE SHARES PURSUANT TO WRITTEN TENDERS BY SHAREHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD OF TRUSTEES, IN ITS SOLE DISCRETION. HOWEVER, SHAREHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR SHARES IN THE FUND.

PROSPECTIVE INVESTORS IN THE FUND SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES OF THE ACQUISITION, HOLDING AND DISPOSAL OF SHARES. IF YOU ARE IN DOUBT ABOUT THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM (“MEMORANDUM”), YOU SHOULD CONSULT YOUR ATTORNEY, ACCOUNTANT OR OTHER FINANCIAL ADVISER.

THE FUND IS REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. ALTHOUGH SHARES ARE NOT REGISTERED UNDER THE 1933 ACT, THIS MEMORANDUM HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). HOWEVER, NONE OF THE SEC, ANY OTHER STATE OR FEDERAL GOVERNMENTAL AGENCY OR ANY NATIONAL SECURITIES EXCHANGE OR ANY GOVERNMENTAL AGENCY OR EXCHANGE OF ANY OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THE FUND’S INVESTMENT STRATEGY.  THE FUND’S INVESTMENT PRACTICES, BY THEIR NATURE, MAY BE CONSIDERED TO INVOLVE A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A SHAREHOLDER MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.  SHORT-TERM PROSPECTIVE SHAREHOLDERS, PROSPECTIVE SHAREHOLDERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE SHAREHOLDERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND. SEE “INVESTMENT PROGRAM OF THE FUND” AND “RISK FACTORS” FOR MORE INFORMATION.

THE CONTENTS OF THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR TAX ADVICE, AND PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL AND FINANCIAL ADVISERS AS TO ALL MATTERS CONCERNING AN INVESTMENT IN SHARES. THE TERMS OF THIS MEMORANDUM ARE QUALIFIED IN THEIR ENTIRETY BY THE FUND’S DECLARATION OF TRUST.

NO PERSON OTHER THAN ALTERNATIVE STRATEGIES GROUP, INC. (THE “ADVISER”) HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OR GIVE ANY INFORMATION, WITH RESPECT TO THE FUND, EXCEPT THE INFORMATION CONTAINED HEREIN AND IN OTHER DOCUMENTS DISTRIBUTED BY THE ADVISER AND ANY SUCH REPRESENTATIONS OR INFORMATION, IF GIVEN, MAY NOT BE RELIED UPON.

THIS MEMORANDUM, INCLUDING ALL EXHIBITS, IS CONFIDENTIAL AND MAY NOT BE DUPLICATED OR REPRODUCED IN ANY FASHION.

EACH PROSPECTIVE INVESTOR IS INVITED TO MEET WITH REPRESENTATIVES OF THE FUND OR THE ADVISER TO DISCUSS WITH THEM, AND TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THEM, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OF SHARES, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT ANY OF THOSE PERSONS POSSESSES THAT INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.

THERE WILL BE NO PUBLIC OFFERING OF THE SHARES. NO OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SHARES IS BEING MADE IN ANY JURISDICTION IN WHICH THAT OFFER OR SOLICITATION WOULD BE UNLAWFUL.

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TABLE OF CONTENTS

Page
MEMORANDUM SUMMARY	3
The Fund	1
The Fund’s Investment Program	1
Borrowing and Use of Leverage	5
The Adviser	5
The Subadviser	6
Management Fee	6
Investment Fund Fees	6
Administrator	6
Custodian	6
Organizational Expenses	6
Expense Limitation Agreement	7
Investor Eligibility	7
Shareholder Suitability	7
ERISA Plans and Other Tax-Exempt Shareholders	7
The Offering	8
Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions	8
Tender Offers and Other Repurchases of Shares by the Fund	9
Taxation	10
Distribution Policy	10
Provision of Tax and Other Information to Shareholders	10
Fiscal Year	10
Risk Factors	11
SUMMARY OF FEES AND EXPENSES	14
Fee Table	14
Example	15
THE FUND	17
General	17
Structure	17
USE OF PROCEEDS	17
INVESTMENT PROGRAM OF THE FUND	18
The Fund’s Investment Program	18
The Fund’s Investment Objective and Principal Strategies	18
Fundamental Investment Policies	22
Leverage	22
RISK FACTORS	23
Principal Risks Relating to the Fund’s Structure	23
Principal Risks Relating to Investment Funds and Direct Investments	31
Limits of Risk Disclosures	41
MANAGEMENT	41
The Board of Trustees of the Fund	41
Trustees	42
Principal Officers who are not Trustees	43
Leadership Structure and the Board	43
Trustee Qualifications	44
Committees	44
Compensation(1)	45
THE ADVISER AND THE SUBADVISER	45
General	45
Compensation	48
Ownership	49

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FEES AND EXPENSES	49
The Advisory Agreement	49
The Subadvisory Agreement	50
Administrative, Accounting, Custody, Transfer Agent and Registrar Services	50
Investment Fund Fees	50
Other Expenses of the Fund	50
Expense Limitation Agreement	51
CONTROL PERSONS	52
SUBSCRIPTIONS FOR SHARES	52
Subscription Terms	52
Shareholder Qualifications	52
REPURCHASES AND TRANSFERS OF SHARES	54
No Right of Redemption	54
Repurchases of Shares	54
Repurchase Procedures	55
Mandatory Repurchase by the Fund	56
Transfers of Shares	56
DISTRIBUTION POLICY	57
Automatic Dividend Reinvestment Plan	57
CALCULATION OF NET ASSET VALUE	58
VOTING	61
PARTICIPATION IN INVESTMENT OPPORTUNITIES	61
OTHER MATTERS	62
TAXES	63
Taxation of the Fund	63
Distributions to Shareholders	64
Gain from Repurchases and Transfers of Shares	65
Investments in Passive Foreign Investment Companies	66
Certain Withholding Taxes	67
State and Local Taxes	67
Information Reporting and Backup Withholding	67
Other Taxes	67
EMPLOYEE BENEFIT PLAN CONSIDERATIONS	67
CODE OF ETHICS	69
BROKERAGE	69
The Fund	69
The Investment Funds	70
DISTRIBUTION ARRANGEMENTS	70
General	70
Purchase Terms	71
SUMMARY OF DECLARATION OF TRUST	71
Liability; Indemnification	71
Amendment	72
Term, Dissolution and Liquidation	72
Reports to Shareholders	72
Fiscal Year	72
ACCOUNTANTS AND LEGAL COUNSEL	72
GENERAL INFORMATION	72
FINANCIAL STATEMENTS	73

FORM OF SUBSCRIPTION AGREEMENT

iii

MEMORANDUM SUMMARY

The following is only a summary of this private placement memorandum (the “Memorandum”) and does not contain all of the information that you should consider before investing in ASGI Agility Income Fund (the “Fund”). You should review the more detailed information contained in this Memorandum.

The Fund

The Fund is a newly-formed Delaware business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company.  Alternative Strategies Group, Inc., a North Carolina corporation (the “Adviser”), is the investment adviser to the Fund.

The Fund will offer and sell shares of beneficial interest (the “Shares”) in larger minimum denominations (compared to open-end mutual funds) to investors eligible to invest in the Fund (“Eligible Investors”).  Unlike many private investment funds, however, the Fund is able to offer Shares without limiting the number of investors who may participate in its investment program.  Eligible Investors must be “accredited investors,” as set forth elsewhere in this Memorandum.  Eligible Investors who purchase Shares of the Fund and other persons who acquire Shares  and are admitted to the Fund by the Fund’s Board of Trustees (the “Board”) will become shareholders of the Fund (“Shareholders”).  The Board has overall responsibility for the management and supervision of the operations of the Fund.

The Fund’s Investment Program

The investment objective of the Fund is non-fundamental and may be changed by the Board.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Fund also are not fundamental.  The Fund’s fundamental investment policies are listed in “Investment Program of the Fund—Fundamental Investment Policies” below.  The Fund’s investment objective and principal investment strategies are discussed below.

Investment Objective and Principal Strategies

The principal investment objective of the Fund is to seek investment returns over various market cycles, with a meaningful percentage of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund intends to invest primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, “Investment Funds”).  Exchange traded products may include exchange traded funds (“ETFs”) as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange.  The Fund may also invest in exchange traded notes (“ETNs”).  The number of Investment Funds will vary over time.

Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not expected to be affiliated with either the Adviser or Perella Weinberg Partners Capital Management LP (the “Subadviser”).  Investment Funds generally have their own investment objectives, strategies and restrictions, over which neither the Adviser nor the Subadviser is expected to have any control or influence.

The Subadviser, in consultation with the Adviser, intends to select Investment Funds with the expectation that a majority of such Investment Funds have an objective of generating income or invest broadly in securities and other investments that are expected to generate income.

Investment Funds may invest in developed and emerging economies, and certain Investment Funds may also invest in non-income generating assets and/or pursue non-income oriented strategies, sometimes referred to as “absolute return strategies.”  It is currently expected that, when fully invested, a material portion of the Investment Funds will be private funds.

The Fund may also invest its assets directly.  Direct investments may include, among others, securities and other investments that are expected to generate income, as well as non-income oriented securities and investments.  The Fund may invest in swaps or other types of derivatives for investment, hedging, risk management or other purposes.

Under normal market circumstances, the Fund intends to invest at least 80% of its assets in investments that are expected to generate income.  Such investments may include, among others, investments in Investment Funds that invest in fixed-income securities or income-oriented equity securities, direct investments in fixed-income securities or income-oriented equity securities, and other direct or indirect investments that are expected to generate income.  Further examples of investments are provided below in “—Types of Investments.”

The Fund’s Investment Program

The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program in consultation with the Adviser.  The Adviser and the Subadviser expect the Fund to invest in multiple different income-oriented investment strategies and asset classes.  The Subadviser may seek to control the Fund’s volatility through its selection of traditional and alternative investments that the Subadviser expects to have reasonably modest correlations.

The Subadviser, in consultation with the Adviser, selects and monitors the Investment Funds and direct investments in which the Fund invests.  The Fund is expected to obtain most of its investment exposure through its investments in Investment Funds.  Investment Funds are sometimes referred to as “externally managed,” because they are managed by Investment Managers that are external to and not affiliated with the Adviser or the Subadviser.  Direct investments of the Fund are sometimes referred to as “internally managed” because they are managed directly by the Subadviser.

The Adviser and the Subadviser intend for the Fund’s investment program to follow “endowment-style” investing, which generally is characterized by a flexible and opportunistic investment approach in which externally managed Investment Funds, internally managed direct investments (including investments for hedging purposes), and tactical capital allocations are combined with a risk-management and investment monitoring framework.

Externally Managed Investment Funds.  The Subadviser has developed and maintains a broad network of contacts with experienced Investment Managers and Investment Funds.  The Subadviser, in consultation with the Adviser, intends to leverage this network and its relationships along with its selection criteria to create the Fund’s portfolio of Investment Funds.

Internally Managed Direct Investments.  The Subadviser, in consultation with the Adviser, will seek to obtain an efficient and cost-effective method for the Fund to capture the returns of a particular asset class.  In so doing, the Subadviser may employ direct investments when it views a low cost, passive approach as appropriate.  The Subadviser also may utilize various portfolio hedging techniques (which may include the use of derivatives) in seeking to protect the Fund against potential market events such as, but not limited to, changes in interest rates, credit spreads or equity prices that could adversely affect the value of investments in the Fund and correspondingly its performance.

Tactical Capital Allocations.  Emblematic of an “endowment-style” investment approach, the Subadviser is experienced in making tactical capital allocation and investment decisions.  The Subadviser seeks to employ a rigorous framework for making relative value judgments across the Fund’s investable universe with the goal of allocating to those areas that it believes offer the Fund the highest potential for attractive, risk-adjusted returns with an income focus.  The Subadviser’s objective in the allocation process is to identify and allocate capital to investments that are appropriate for the Fund and where the Subadviser has a high level of conviction.

The Subadviser, in consultation with the Adviser, allocates, and may reallocate, as it believes necessary and appropriate, the Fund’s assets among various externally managed and internally managed investments.  The number of Investment Funds may increase or decrease and no assurance can be provided that the number of Investment Funds will remain at any particular level, or that the Fund will invest in any particular Investment Fund or direct investment or in any investment strategy.  The Fund also has the ability to concentrate investments in particular

Investment Funds or direct investments, or in Investment Funds or direct investments within a certain type of strategy, category or industry.

The Adviser and the Subadviser seek to develop an investment program for the Fund that will achieve the Fund’s investment objective, but cannot guarantee that a successful investment program will be achieved or that the Fund’s investment objective will be met.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund and to understand fully the risks associated with an investment in the Fund, including, but not limited to, those risks associated with the Fund’s investments in the Investment Funds.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.

Direct Investments by the Fund and Investments of Investment Funds

Generally, the Fund and the Investment Funds may invest in, hold, sell and trade any investment instrument.  Investments in which the Fund and Investment Funds may invest include, among others, stocks, bonds, bank loans, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, and governmental obligations (or the obligations of any instrumentality thereof), whether offered publicly or pursuant to private placement.  The Fund and Investment Funds also may invest in options, futures contracts, forward contracts, swaps, and other over-the-counter (“OTC”) derivatives of any kind.

The Fund expects that certain of the Investment Funds in which it invests may engage in speculative investment practices extensively, such as using a high degree of leverage, short selling, trading regulated or unregulated commodities contracts, currency speculation, trading listed and OTC options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid investments, obtaining control positions, or trading foreign securities and taking concentrated positions, among others.

The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or the Fund may hold its assets as cash.  Such investments may be for temporary purposes, such as maintaining adequate liquidity for distributions in connection with Share repurchases by the Fund, or for any other purposes, including, but not limited to, defensive investments in times of market volatility.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts, or may purchase and sell such instruments directly.  Although the Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8), and the Fund is exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.  The Subadviser is also exempt from registering as a “commodity trading advisor” with the CFTC pursuant to CFTC Rule 4.14(a)(8).

Types of Investments

The following summaries describe certain types of income-oriented securities and other investments that the Fund and/or Investment Funds may make.  The Fund may obtain exposure to these types of investments through Investment Funds or through direct investment.  These summaries are intended solely as examples and should not be construed or understood to characterize or limit the types of investments in which the Fund and/or Investment Funds may invest, or the types of instruments that may be considered income-oriented.  At any time, the Investment Funds in which the Fund invests or the direct investments of the Fund may include or exclude, or be concentrated in, any of these types of investments, or in other investments, strategies or asset classes that are not described herein.

Treasury Securities. Treasury securities are government debt instruments issued by the United States Treasury to provide financing for government-related spending initiatives.

Agency Securities.  Agency securities are fixed-income securities issued by government sponsored entities such as Ginnie Mae, Fannie Mae, Freddie Mae or the Federal Home Loan Bank and may carry with them various degrees of implicit or explicit guarantees from the U.S. federal government.

Corporate Debt Securities.  Corporate fixed-income securities, or bonds, are debt instruments issued by corporations in order to fund their businesses.  Coupons can be fixed or floating, or any combination thereof.

High Yield Debt Securities.  High yield fixed-income securities are bonds issued by corporations that are below investment-grade.  These debt instruments typically have higher default rates, making them riskier investments than investment grade securities.  As a result of the increased level of risk, coupon rates on high yield issuances generally are higher, and at times significantly higher, than those of investment grade credits.

REIT Securities.  Real estate investment trusts (“REITs”) are companies that own or operate income-producing real estate.  In complying with certain tax rules, REITs generally distribute 90% of their taxable income to shareholders, making them an attractive income-producing alternative to investors seeking to diversify their fixed-income investments.

Utility Securities.  Utility stocks, like other types of common equity, represent ownership interests in the underlying company.  Typically, utility stocks have lower volatility and pay higher dividends than most other sectors due to the slower growth and income-producing characteristics of their underlying businesses.

Master Limited Partnerships.  Master limited partnerships are companies that have a special tax designation which allows them to pass through their income, gains, losses, deductions and credits to their unit holders.  They generally must invest in energy infrastructure, financial services or real estate and buy assets that are designed to produce income for their investors.

High Dividend Securities. High dividend equities can generally be defined as a subset of equities (excluding REITs) that typically pay higher dividends than the broader market.

Bank Loans.  Bank loans generally are senior loans made to a variety of corporate borrowers by banks or other financial institutions.  Many of these loans are tied to floating rates correlated to the London Interbank Offered Rate (“LIBOR”) and are made to relatively low credit quality borrowers.  The risk of default in this asset class is typically higher than many other fixed-income investments.

Emerging Market Debt.  Emerging market debt refers to bond issuances from sovereign governments and corporations in emerging and developing countries.  Typically, most emerging market debt is considered below investment grade due to the increased risks associated with the generally weaker governance of emerging market countries and the relatively high economic and political risks.

Preferred Stock and Convertible Securities.  Preferred stock is generally an equity security that has priority over common equity securities but is subordinate to debt and pays a dividend that may or may not be cumulative but is generally senior to the rights of common equity holders to receive dividends.  Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities entitle the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

The foregoing list is not intended to reflect the priority of the types of income-oriented investments the Fund and/or any Investment Fund may make.  The investments of the Fund may be concentrated in any one or several of these types of investments.  The foregoing list is not intended to be a complete explanation of the potential investments or strategies that may be utilized by the Fund and/or any Investment Fund.  The Fund and/or Investment Funds may employ a wide range of investment techniques, including but not limited to long and short transactions in investments, such as securities and commodities, including through derivative investments such as futures and forward contracts, options and swaps, among others.

Selection of Investment Funds

The Subadviser’s process for selecting Investment Funds and evaluating Investment Managers typically involves reviewing investment performance, processes and talent, performing reference checks, conducting operational due diligence (which may include onsite visits), and evaluating the terms and conditions of the proposed relationship.  Valuation policies and methods are typically also reviewed for consistency with industry practices, and the Subadviser seeks to track the timeliness of information reporting and investigates delays in such reporting.  In certain circumstances the Subadviser may engage outside legal counsel to review relevant Investment Fund legal documentation or engage third parties to conduct background checks on Investment Managers and/or their principals.

The Subadviser will consult with the Adviser with respect to each investment recommendation prior to an investment being made.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objective of the Fund will be achieved or that its investment program will be successful.  In particular, use of leverage, short sales and derivative transactions, by Investment Funds or by the Fund in connection with direct investments, as well as limited diversification and/or concentration can, in certain circumstances, result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.

Borrowing and Use of Leverage

The Fund does not intend to borrow money for investment purposes. The Fund, however, is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Investment Funds).  Borrowing may also be used by the Fund for cash management purposes, such as to pay miscellaneous expenses as they arise. Borrowings by the Fund other than for temporary purposes are generally subject to a 300% asset coverage requirement under the 1940 Act; however, leverage obtained indirectly through certain types of derivative instruments, such as futures trading or short sales, may not be subject to a 300% asset coverage requirement.  Certain Investment Funds may borrow money, trade securities or futures on margin or leverage their investments through various means and such Investment Funds may not be subject to the limits of the 1940 Act.  See “INVESTMENT PROGRAM OF THE FUND — Leverage” for more information.

The Adviser

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to other private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to approval of the Board, the Adviser may also manage the Fund’s investments directly, although it does not currently intend to do so.  Although the Adviser has not previously managed a registered fund, its investment personnel have experience managing and overseeing funds of hedge funds.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate.

The Adviser also provides personnel, office space, office facilities, and reports to the Fund.  These services are provided as part of the Management Fee (as defined below); provided, however, that reports furnished at the request of the Fund are paid for by the Fund.  See “THE ADVISER AND THE SUBADVISER” for more information.

The Subadviser

The Subadviser is registered with the SEC as an investment adviser under the Advisers Act.  The Subadviser also serves, or may serve, as investment adviser or subadviser to private investment funds, other registered investment companies, and managed accounts.  The Subadviser is exempt from registering as a “commodity trading advisor” with the CFTC pursuant to CFTC Rule 4.14(a)(8).

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.  See “THE ADVISER AND THE SUBADVISER” for more information.

Management Fee

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares determined as of the last Business Day of that month (before any repurchases of Shares).  “Business Day” means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board may determine in its sole and absolute discretion.  The Adviser pays the Subadviser a portion of the Management Fee.  See “FEES AND EXPENSES” for more information.

Investment Fund Fees

The Fund also indirectly bears fees and expenses as an investor in Investment Funds, which includes a management fee and, with respect to certain Investment Funds, incentive compensation to the Investment Manager equal to a percentage of the appreciation of the applicable Investment Fund as of the end of each performance period for which such incentive compensation is determined.

Each Investment Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of service providers, such as a custodian and administrator.  Because the fees and expenses of Investment Funds reduce the net return to the Fund, a Shareholder indirectly bears these expenses and fees.  See “FEES AND EXPENSES” for more information.

Administrator

The Bank of New York Mellon, through its wholly owned subsidiary, BNY Mellon Investment Servicing (U.S.) Inc. (“Administrator”) serves as the administrator for the Fund.  The Administrator performs certain administration, accounting and investor services for the Fund.  In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”), which is based on the beginning of month net asset value of the Fund. In addition, the Administrator charges fees for legal, transfer agency, compliance, and certain other services and is entitled to reimbursement of certain expenses.

Custodian

The Bank of New York Mellon (“Custodian”) serves as the custodian for the Fund.  Pursuant to a custodian agreement, in consideration for these services, the Fund pays the Custodian a fee (the “Custodian Fee”), which is based on the month-end net asset value of the Fund.  The Custodian maintains custody of the Fund’s assets and is paid a fee for such services.  The Custodian also charges for transaction-related costs and is entitled to reimbursement of certain expenses.

Organizational Expenses

The Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), the expenses incurred in offering and selling Shares, and other legal, accounting, and administrative expenses related thereto.  Organizational costs will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the Fund’s first 12 months of operation.  See “FEES AND EXPENSES” for more information.

Other Expenses

In addition to the foregoing, the Fund will be responsible for its investment and operating expenses (including expenses incurred by the Adviser related to third-party research and ongoing due diligence of Investment Funds and their Investment Managers), accounting and other professional fees and expenses, legal expenses, extraordinary expenses, federal, state and local taxes payable by the Fund in connection with its business, overhead expenses and other expenses, including, without limitation, the Administration Fee and Custodian Fee.  See “FEES AND EXPENSES” for more information.

Expense Limitation Agreement

Through the later of (i) September 30, 2011, or (ii) twelve months from the date the Fund commences operations, the Adviser has contractually agreed to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), costs associated with Investment Funds, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee) (the “Expense Limitation Agreement”).  In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 2.25%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

Investor Eligibility

Each investor in the Fund must certify that the Shares subscribed for are being acquired for the account of an Eligible Investor.  To be an Eligible Investor, an investor must, among other things, be an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).  After initial purchase, existing Shareholders subscribing for additional Shares in the Fund will be required to verify their status as Eligible Investors at the time of the additional subscription.

The qualifications required to invest in the Fund appear in a subscription agreement (the “Subscription Agreement”) that must be completed by each prospective Shareholder.  The Subscription Agreement is attached to this Memorandum. See “SUBSCRIPTIONS FOR SHARES — Shareholder Qualifications”.

Shareholder Suitability

An investment in the Fund involves substantial risks. It is possible that a Shareholder may lose some or all of the Shareholder’s investment. Before making an investment decision, a prospective Shareholder and/or a prospective Shareholder’s adviser must (i) consider the suitability of this investment with respect to the prospective Shareholder’s personal investment objectives and individual situation and (ii) consider factors, such as the prospective Shareholder’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS” for more information.

Short-term prospective Shareholders, prospective Shareholders with immediate liquidity needs and prospective Shareholders who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

ERISA Plans and Other Tax-Exempt Shareholders

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “EMPLOYEE BENEFIT  PLAN CONSIDERATIONS.”

The Offering

The placement agent for the Fund is Wells Fargo Investments, LLC and it is anticipated that Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC will become placement agents for the Fund as well (together, the “Placement Agents”).  Alternative Strategies Brokerage Services, Inc. (the “Wholesaler”) acts primarily as a “wholesaler” and, as such, educates and provides additional services with respect to the Fund to other brokers and financial institutions that may not be the ultimate beneficial owners of such Shares.  The Placement Agents and the Wholesaler are affiliates of the Adviser.  The Placement Agents or other intermediaries that enter into agreements with the Placement Agents may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Shareholder accounts.  Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Shareholders should direct any questions regarding any such fees to the relevant intermediary.  The Fund in the future may engage additional placement agents.

The Adviser or its affiliates also may pay from their own resources (including from fees attributable to the Fund) compensation to the Placement Agents, the Wholesaler, to other of their affiliates, and to broker-dealers and other intermediaries (“Intermediaries”), in connection with subscriptions for and/or placement of Shares or servicing of Shareholders.  Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) may receive greater compensation in connection with subscriptions for Shares than they would have received in connection with subscriptions for shares of other investment funds.  Prospective investors should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the relevant Intermediary directly.  See “DISTRIBUTION ARRANGEMENTS” for more information.

The Fund intends to seek exemptive relief from the SEC to offer classes of Shares with terms different from those described herein.  The fees and expenses of such future classes (apart from the Management Fee) may vary from the initial Shares offered and will be offered under a revised memorandum if and when any such relief is obtained.  The Fund intends to accept initial and additional subscriptions for Shares only once each month, effective as of the opening of business on the first calendar day of the month (each such day, a “Subscription Date”) at the relevant net asset value per Share of the Fund as of the close of business on the last calendar day of the prior month.  In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement.  Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date.  Subscription proceeds must be delivered by wire.  The Fund will not accept checks.

The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000, in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Shares.

Shares will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

See “SUBSCRIPTIONS FOR SHARES — Subscription Terms” and “DISTRIBUTION ARRANGEMENTS” for more information.

Closed-End Fund Structure:  Limited Liquidity and Transfer Restrictions

The Fund has been organized as a non-diversified closed-end management investment company. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities.  However, certain Investment Fund investments, including private Investment Funds (which may comprise a material portion of the Fund’s assets) are generally illiquid. For this reason, the Fund is organized as a closed-end fund.  See “RISK FACTORS” for more information.

The Fund will not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares. In addition, Shares are subject to significant transfer restrictions. Shareholders should not expect that they will be able to transfer Shares.  Because the Fund is a closed-end fund, Shareholders will have no right to require the Fund to redeem their Shares.  As described below, however, in order to provide a limited degree of liquidity, the Fund will consider whether to conduct quarterly repurchase offers for outstanding Shares. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares. Purchases of Shares should be viewed as long-term investments. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “RISK FACTORS — Principal Risk Factors Relating to the Investment Funds — Illiquid Investments” and “— Restricted Securities” for more information.

Tender Offers and Other Repurchases of Shares by the Fund

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors.  The Adviser expects to recommend ordinarily that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Shares from Shareholders with a valuation date of March 31, 2011.   See “REPURCHASES AND TRANSFERS OF SHARES” for more information.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 2% redemption fee payable to the Fund.  In determining whether the repurchase of Shares is subject to a redemption fee, the Fund will repurchase those shares held the longest first.

In order to finance the repurchase of Shares pursuant to the tender offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds. The Fund may effect withdrawals from certain Investment Funds only at certain specified times. The Fund may not be able to withdraw from certain Investment Funds promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return.

There are no assurances that the Fund Board will, in fact, decide to undertake any such repurchase offer. The Fund will make any repurchase offers to all of its Shareholders on the same terms in accordance with applicable legal requirements.  Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase and the Board does not increase the offer, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, a Shareholder who tenders for repurchase only a portion of its Shares will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $50,000.  The Fund maintains the right to reduce the portion of Shares to be repurchased from a Shareholder so that the required minimum capital account balance is maintained or to repurchase all of the tendering Shareholder’s Shares.  Minimum account balance requirements may be waived in the Fund’s discretion.

The Fund has the right to repurchase Shares of Shareholders if the Board determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Declaration of Trust, including, but not limited to, Shareholders’ attempted transfers in violation of the transfer restrictions described above. See “REPURCHASES AND TRANSFERS OF SHARES — No Right of Redemption” and “— Repurchases of Shares” for more information.

The Investment Funds may be permitted to distribute securities in-kind to investors making redemptions or withdrawals of capital.  The Fund therefore may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses or losses in connection with the valuation or disposition of such securities.  In such circumstances, the Adviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a Share repurchase by the Fund.

Taxation

The Fund expects to elect to be treated as, and to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and net capital gains.

The Fund will distribute substantially all of its net investment income and net capital gains to Shareholders. Distributions from net investment income and net short-term capital gain generally will be taxable as ordinary income to the Shareholders, but capital gain dividends paid by the Fund will be taxable to Shareholders as long-term capital gain. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders. See “DISTRIBUTION POLICY.”

Subchapter M of the Code imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Fund generally will invest its assets in a diversified portfolio of private Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”), as well as in Investment Funds that are themselves RICs.  See “TAXES.”

Distribution Policy

The Fund intends to make distributions on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Fund intends to make quarterly distributions of interest income and annual distributions of dividend and other income and gains.  All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”) unless a Shareholder has elected not to participate in the DRP.  An election by a Shareholder not to participate in the DRP, and to receive all income dividends and/or capital gain distributions, if any, directly rather than having such dividend or distribution reinvested in the Fund, must be made by indicating such election in the Shareholder’s Subscription Agreement or by notice to a Shareholder’s Intermediary (who should be directed to provide notice to the Fund), if applicable, or the Fund’s Administrator. See “TAXES” for more information.

Provision of Tax and Other Information to Shareholders

The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report no later than 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders may also be sent additional reports regarding the Fund’s operations, at the discretion of the Adviser.

Fiscal Year

The fiscal and taxable year of the Fund will end on September 30.

Risk Factors

The purchase of Shares is a speculative investment, entails significant risk and should not be considered a complete investment program.  An investment in the Fund provides for only limited liquidity, if any, and is suitable only for persons who can afford to lose the entire amount of their investment.  There can be no assurance that the investment strategy employed by the Adviser, the Subadviser or the Investment Funds will be successful.

The following is a brief summary of risk factors associated with an investment in the Fund and is not intended to be complete.  For more information, see “RISK FACTORS.”

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle.  Shares are not readily marketable, and Shareholders must be prepared to hold Shares for an indefinite period of time.  Because the Fund is a closed-end management investment company, Shareholders will have no right to require the Fund to redeem their Shares.

Investment Strategies.  The success of the Fund depends on the Adviser’s and the Subadviser’s ability to select and allocate among individual investment strategies, Investment Funds and other direct investments, and the ability of each Investment Manager to select investments, interpret market data correctly, predict future market movements and otherwise implement its investment strategy.

Changes in Investment Strategies.  The allocation of the Fund to any particular investment strategy may be increased, decreased or otherwise revised at any time, without the consent of or notice to the Shareholders.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  The Adviser, the Subadviser and the Investment Managers may render advisory services to a number of persons, including pooled investment vehicles and separately managed accounts, which may have varying investment objectives and different investment portfolios.  The Adviser’s, Subadviser’s or an Investment Manager’s activities on behalf of its other clients may from time to time disadvantage the Fund or an Investment Fund in which the Fund has invested.  For example, the market may be unable to fully absorb orders for the purchase or sale of particular investments placed by the Adviser, the Subadviser or an Investment Manager for its client (the Fund or Investment Fund, as the case may be) and other clients at prices and in quantities that would be obtainable if the same were being placed only by the Fund or Investment Fund.

Investment Risks in General.  The Fund will engage in highly speculative investment strategies.  The prices of securities and derivative instruments in which some of the Investment Funds will invest, or in which the Fund may invest directly, may be volatile.

Borrowing and Use of Leverage.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by an Investment Fund.  Although the Fund does not expect to borrow money for investment purposes, the Fund may experience the effects of leverage indirectly through the use of leverage by the Investment Funds in which it invests.  In addition, the Fund may from time to time make investments in derivative or other instruments, such as futures contracts or swaps, that provide a form of leverage.  Any such direct investments will only be made in accordance with the requirements of the 1940 Act and the SEC relating to “senior securities.”

Layering of Fees.  The Fund’s fees and expenses, including the Management Fee, will result in greater expense than would be associated with direct investments in the Investment Funds.  The Fund will pay for its own direct expenses and management costs, as well as its pro rata share of the expenses and management costs directly and indirectly incurred by the Investment Funds in which it invests.

Lack of Operating History.  The Fund does not have an operating history.

Investments in Other Funds. The Fund has no control of, and will not seek to influence, the trading policies or strategies, brokerage arrangements, or operations of the Investment Funds in which it will invest.

Inability to Vote; Waiver of Voting Rights.  Pursuant to Board approval, to the extent the Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests in, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including matters that could adversely affect the Fund’s investment in such Investment Fund.  In addition, whenever the Fund is requested to vote on matters pertaining to an Investment Fund that is a registered investment company, the Fund will vote the shares held by it in the same proportion as the vote of all other holders of interests in such Investment Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Fund to invest in Investment Funds.  In order to invest in private Investment Funds, which are not registered as investment companies under the 1940 Act, the Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which requires the Fund to have at least $25 million in net investment assets.  In addition, the 1940 Act generally prohibits the Fund from acquiring in excess of 3% of the voting shares of Investment Funds that are registered investment companies, including mutual funds and ETFs.  Registered Investment Funds in which the Fund may invest are in turn subject to extensive regulation and restrictions under the 1940 Act.

Ability to Concentrate.  The Fund has the ability to concentrate investment at times both in certain Investment Funds and Investment Funds that invest in a certain strategy or industry.  Concentration may create the risk that the Fund could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

Allocation Among Investments.  The Fund’s success will depend on the selection of Investment Funds, as well as direct investments that the Fund may make.  The performance of the Fund may be affected by the ability of the Fund to add new Investment Funds and the acquisition or disposition of investments at appropriate times.

Tax Risks.  The Fund intends to qualify as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income and net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders.  If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income, which is subject to tax at reduced rates in taxable years beginning before January 1, 2011, in the case of Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.  See “TAXES” for more information.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, or applicable to the Investment Managers, Investment Funds and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Shareholders.

Temporary Defensive Positions. The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash, for defensive purposes in times of market volatility or for any other reason.  As a result, the Fund may not achieve its investment objective.

Repurchases of Shares.  Substantial repurchases of Shares within a limited period of time could require the Fund to liquidate positions more rapidly than would otherwise be desirable.  Tender offers conducted by the Fund in order to repurchase Shares will generate expenses for the Fund, which may be borne in part by non-redeeming Shareholders.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Shares on a less frequent basis.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Shareholder’s Shares and thus the complete or partial withdrawal of a Shareholder, subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF SHARES — Mandatory Repurchase by the Fund” for more information.

Increase in Assets under Management.  As the Fund’s assets increase, more capital may be allocated to any particular Investment Fund.  It is not known what effect, if any, this will have on an Investment Fund’s trading strategies or its investment results.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Shareholder should invest in the Fund. See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  Certain of the Investment Funds are not required to hold custody of their assets in accordance with the requirements of the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund.

Valuation and Estimates.  The Fund has limited ability to assess the accuracy of the valuations received from certain Investment Funds with which the Fund invests.  See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  The Fund is a “non-diversified” investment company. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made by the Adviser and the Subadviser, subject to Board oversight.  A Shareholder is not entitled to participate in the management of the Fund, or in the conduct of its business, apart from the capacity to vote on certain matters (including the election of the Board).

Risks of Debt and Other Income Securities.  Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such securities are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

Investment Fund Risk.  In addition to the above risks of the Fund, investors are subject to the risks of the Investment Funds in which the Fund may invest.  There are many risks associated with such investments, including that the Fund could lose all or part of its investment in any Investment Fund.  Please see and read “RISK FACTORS – Principal Risks Relating to Investment Funds and Direct Investments” carefully.

Prospective investors in the Fund should review carefully the discussion under the captions “RISK FACTORS” for a more complete description of the risks associated with investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Example summarize the estimated aggregate expenses of the Fund and are intended to assist prospective Shareholders in understanding the anticipated costs and expenses that they will bear directly or indirectly by investing in the Fund.  The expenses associated with investing in a fund of funds, such as the Fund, are generally higher than those associated with other types of funds.  This is because funds of funds also indirectly pay a portion of the fees and expenses charged at the underlying fund level.   Consequently, investors in the Fund pay more than one layer of fees.  The Fund’s investments in private Investment Funds may involve higher fees and expenses, including performance-based compensation to Investment Managers, relative to the investments in public Investment Funds or other investments.

Fee Table

Fund
Shareholder Transaction Expenses (1)
Sales Load (as a percentage of the offering price per Share) (2)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees	1.25%
Other Expenses (3)	0.36%
Acquired Fund (Investment Fund) Fees and Expenses (4)	1.07%
Total Annual Expenses (5)	2.68%

(1) If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 2% redemption fee payable to the Fund. In determining whether the repurchase of Shares is subject to a redemption fee, the Fund will repurchase those shares held the longest first.

(2) The Placement Agent for the Fund is Wells Fargo Investments, LLC.  It is anticipated that Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC will also become Placement Agents.  Alternative Strategies Brokerage Services, Inc. acts primarily as a “wholesaler”.  The Placement Agents or other Intermediaries that enter into agreements with the Placement Agents may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Shareholder accounts.  Any such fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Shareholders should direct any questions regarding any such fees to the relevant Intermediary.  The Fund in the future may engage additional placement agents.

(3) Based on projected asset growth in the first twelve months of operations, “Other Expenses” are estimated based on 0.36% of average net assets of $241 million.  Other Expenses include expenses other than the Management Fees that the Fund will bear directly, including custody fees and expenses, accounting and professional fees, investment and operating expenses (including expenses incurred by the Adviser related to third-party research and ongoing due diligence of Investment Funds and Investment Managers), legal expenses, extraordinary expenses, federal, state and local taxes payable by the Fund in connection with its business, overhead expenses, and other expenses, including, without limitation, the Administration Fee and Custodian Fee.  The Subadviser will bear any expenses it incurs relating to its own third-party research and ongoing due diligence obligations.  See “FEES AND EXPENSES — Administrative, Accounting, Custody, Transfer Agent and Registrar Services” for more information.  See footnote (4) below accompanying “Acquired Fund (Investment Fund) Fees and Expenses.”

(4) The Acquired Fund (Investment Fund) Fees and Expenses include the Fund’s share of the fees and expenses of the underlying Investment Funds in which the Fund invests, including trading and investment expenses, management fees, administration fees, professional fees, incentive compensation and other operating expenses.  Trading expenses may include interest expenses and dividends paid on investments sold short, which are the byproduct of leveraging or hedging activities engaged in by Investment Funds in order to seek to enhance or preserve the Investment Funds’ returns. Of the approximately 1.07% representing estimated costs incurred at the underlying Investment Fund level, such costs are estimated to consist of approximately 0.84% in management fees, approximately 0.07% in other expenses (interest, trading, etc.) and approximately 0.16% in incentive compensation.

The Acquired Fund (Investment Fund) Fees and Expenses were calculated in good faith by the Adviser.  Based on extreme market movements, such as what was experienced in 2009, the figures can be expected to change, potentially significantly.  There are several components that go into the calculation and, for some Investment Funds, complete, current information is not available.  Generally, the calculation is based on the most recent audited shareholder reports, the most recent investor communication (which, in some cases, may be the Investment Funds’ offering documents) or other materials/communications from the Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund (Investment Fund) Fees and Expenses. In addition, the Investment Funds held by the Fund will change, which further impacts the calculation of the Acquired Fund (Investment Fund) Fees and Expenses. Generally, management fees payable to Investment Managers of the Investment Funds will range from 0.35% to 3.00% (annualized) of the average net asset value of the Fund’s investment in such Investment Funds. In addition, certain Investment Managers charge incentive compensation based on a percentage of the appreciation of the applicable Investment Fund over a specific performance period.  Such percentage typically ranges from 10% to 25%, although it is possible that such range may be exceeded for certain Investment Managers.  The amounts charged by the underlying Investment Funds are not paid to the Adviser or the Subadviser and represent the costs incurred indirectly by investing in the Investment Funds.

(5) The “Total Annual Expenses” disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that will be included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses and (b) the Fund’s financial statements will not include the portion of Acquired Fund (Investment Fund) Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.  Pursuant to the Expense Limitation Agreement, through the later of (i) September 30, 2011, or (ii) twelve months from the date the Fund commences operations, the Adviser has contractually agreed to limit the total annualized expenses of the Fund  (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), costs associated with Investment Funds, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee).  In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 2.25%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.  The Expense Limitation Agreement is not reflected above since the estimated expenses subject to the Expense Limitation Agreement are below 2.25%.

For a more complete description of the various fees and expenses of the Fund, see “FEES AND EXPENSES.”

Example

The Example assumes (i) a $1,000 investment in the Fund for the time periods indicated, (ii) a 5% return each year and (iii) that the Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on the foregoing assumptions, a prospective Shareholder would pay the following expenses if the Shareholder subsequently tendered for repurchase its Shares in full at the end of those periods:

Example	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
A prospective Shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
	$28	$89	$155	$353

The purpose of the Example is to assist a prospective Shareholder in understanding the various costs and expenses that a Shareholder of the Fund will bear directly or indirectly. The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.  The Example is based on the Fund’s estimated total annual expenses.  For more complete descriptions of various costs and expenses, see “FEES AND EXPENSES.”

THE FUND

General

The Fund is a newly-formed Delaware statutory trust registered under the 1940 Act as a closed-end management investment company.  The Fund is classified as a non-diversified investment company under the 1940 Act.  The Fund was organized under the laws of Delaware on July 29, 2010 and has no operating history.  Eligible Investors who purchase Shares of the Fund and other persons who acquire Shares and are admitted to the Fund by the Board will become Shareholders of the Fund.

The Fund will have its principal offices at c/o Alternative Strategies Group, Inc., 401 South Tryon Street, Charlotte, NC 28202, or at such other place as may be designated from time to time by the Board.  The Adviser’s telephone number is (866) 440-7460. Investment advisory services are provided to the Fund by the Adviser pursuant to an investment advisory agreement dated August 12, 2010 (the “Advisory Agreement”) and pursuant to an investment subadvisory agreement dated August 12, 2010 (the “Subadvisory Agreement”).  Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board. See “MANAGEMENT – The Board of Trustees of the Fund” for more information.

Structure

The Fund is a specialized investment vehicle that combines certain features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end management investment company. Private investment funds, such as certain of the Investment Funds, are commingled investment pools that offer their securities privately without registration under the 1933 Act or the 1940 Act in large minimum denominations (often over $1 million) to high net worth individual and institutional investors that are limited in number or are required to be “qualified purchasers” as defined in the 1940 Act.  Such funds may have limited liquidity and other characteristics that make them suitable only for sophisticated investors.  The investment advisers of these funds are usually compensated through asset-based fees and performance-based fees or allocations.  Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships.  These registered companies typically impose relatively modest minimum investment requirements, if any, and offer their shares to a broad range of investors.  The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund, in that it will have limited liquidity and Shares will be sold only to Eligible Investors.  Unlike many private investment funds, however, the Fund, as a registered closed-end management investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program or requiring Eligible Investors to be “qualified purchasers”.  Although registered under the 1940 Act, Shares will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.  The structure of the Fund is designed to permit Shareholders to participate in an investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

As a registered investment company under the 1940 Act, the Fund generally is not permitted to acquire more than 3% of the outstanding voting shares of any Investment Fund that is a registered investment company.

USE OF PROCEEDS

It is expected that the proceeds to the Fund will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt.  There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of attractive investment opportunities and delays of the closing dates of Investment Funds to which the Fund subscribes.  Delays in the ability of the Adviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

INVESTMENT PROGRAM OF THE FUND

The Fund’s Investment Program

The investment objective of the Fund is non-fundamental and may be changed by the Board.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Fund also are not fundamental.  The Fund’s fundamental investment policies are listed in “Investment Program of the Fund—Fundamental Investment Policies” below.  The Fund’s investment objective and principal investment strategies are discussed below.

The Fund’s Investment Objective and Principal Strategies

The principal investment objective of the Fund is to seek investment returns over various market cycles, with a meaningful percentage of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund intends to invest primarily in Investment Funds.  Exchange traded products may include ETFs as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange.  The Fund may also invest in ETNs.  The number of Investment Funds will vary over time.

Investment Funds will be managed by Investment Managers who are not expected to be affiliated with either the Adviser or the Subadviser.  Investment Funds generally have their own investment objectives, strategies and restrictions, over which neither the Adviser nor the Subadviser is expected to have any control or influence.

The Subadviser, in consultation with the Adviser, intends to select Investment Funds with the expectation that a majority of such Investment Funds have an objective of generating income or invest broadly in securities and other investments that are expected to generate income.

Investment Funds may invest in developed and emerging economies, and certain Investment Funds may also invest in non-income generating assets and/or pursue non-income oriented strategies, sometimes referred to as “absolute return strategies.”  It is currently expected that, when fully invested, a material portion of the Investment Funds will be private funds.

The Fund may also invest its assets directly.  Direct investments may include, among others, securities and other investments that are expected to generate income, as well as non-income oriented securities and investments.  The Fund may invest in swaps or other types of derivatives for investment, hedging, risk management or other purposes.

Under normal market circumstances, the Fund intends to invest at least 80% of its assets in investments that are expected to generate income.  Such investments may include, among others, investments in Investment Funds that invest in fixed-income securities or income-oriented equity securities, direct investments in fixed-income securities or income-oriented equity securities, and other direct or indirect investments that are expected to generate income.  Further examples of investments are provided below in “—Types of Investments.”

The Fund’s Investment Program

The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program in consultation with the Adviser.  The Adviser and the Subadviser expect the Fund to invest in multiple different income-oriented investment strategies and asset classes.  The Subadviser may seek to control the Fund’s volatility through its selection of traditional and alternative investments that the Subadviser expects to have reasonably modest correlations.

The Subadviser, in consultation with the Adviser, selects and monitors the Investment Funds and direct investments in which the Fund invests.  The Fund is expected to obtain most of its investment exposure through its investments in Investment Funds.  Investment

Funds are sometimes referred to as “externally managed,” because they are managed by Investment Managers that are external to and not affiliated with the Adviser or the Subadviser.  Direct investments of the Fund are sometimes referred to as “internally managed” because they are managed directly by the Subadviser.

The Adviser and the Subadviser intend for the Fund’s investment program to follow “endowment-style” investing, which generally is characterized by a flexible and opportunistic investment approach in which externally managed Investment Funds, internally managed direct investments (including investments for hedging purposes), and tactical capital allocations are combined with a risk-management and investment monitoring framework.

Externally Managed Investment Funds.  The Subadviser has developed and maintains a broad network of contacts with experienced Investment Managers and Investment Funds.  The Subadviser, in consultation with the Adviser, intends to leverage this network and its relationships along with its selection criteria to create the Fund’s portfolio of Investment Funds.

Internally Managed Direct Investments.  The Subadviser, in consultation with the Adviser, will seek to obtain an efficient and cost-effective method for the Fund to capture the returns of a particular asset class.  In so doing, the Subadviser may employ direct investments when it views a low cost, passive approach as appropriate.  The Subadviser also may utilize various portfolio hedging techniques (which may include the use of derivatives) in seeking to protect the Fund against potential market events such as, but not limited to, changes in interest rates, credit spreads or equity prices that could adversely affect the value of investments in the Fund and correspondingly its performance.

Tactical Capital Allocations.  Emblematic of an “endowment-style” investment approach, the Subadviser is experienced in making tactical capital allocation and investment decisions.  The Subadviser seeks to employ a rigorous framework for making relative value judgments across the Fund’s investable universe with the goal of allocating to those areas that it believes offer the Fund the highest potential for attractive, risk-adjusted returns with an income focus.  The Subadviser’s objective in the allocation process is to identify and allocate capital to investments that are appropriate for the Fund and where the Subadviser has a high level of conviction.

The Subadviser, in consultation with the Adviser, allocates, and may reallocate, as it believes necessary and appropriate, the Fund’s assets among various externally managed and internally managed investments.  The number of Investment Funds may increase or decrease and no assurance can be provided that the number of Investment Funds will remain at any particular level, or that the Fund will invest in any particular Investment Fund or direct investment or in any investment strategy.  The Fund also has the ability to concentrate investments in particular Investment Funds or direct investments, or in Investment Funds or direct investments within a certain type of strategy, category or industry.

The Adviser and the Subadviser seek to develop an investment program for the Fund that will achieve the Fund’s investment objective, but cannot guarantee that a successful investment program will be achieved or that the Fund’s investment objective will be met.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund and to understand fully the risks associated with an investment in the Fund, including, but not limited to, those risks associated with the Fund’s investments in the Investment Funds.

See “RISK FACTORS” for more information.

Direct Investments by the Fund and Investments of Investment Funds

Generally, the Fund and the Investment Funds may invest in, hold, sell and trade any investment instrument.  Investments in which the Fund and Investment Funds may invest include, among others, stocks, bonds, bank loans, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, and governmental obligations (or the obligations of any instrumentality thereof), whether offered publicly or pursuant to private placement.  The Fund and Investment Funds also may invest in options, futures contracts, forward contracts, swaps, and other OTC derivatives of any kind.

The Fund expects that certain of the Investment Funds in which it invests may engage in speculative investment practices extensively, such as using a high degree of leverage, short selling, trading regulated or unregulated commodities contracts, currency speculation, trading listed and OTC options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid investments, obtaining control positions, or trading foreign securities and taking concentrated positions, among others.

The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or the Fund may hold its assets as cash.  Such investments may be for temporary purposes, such as maintaining adequate liquidity for distributions in connection with Share repurchases by the Fund, or for any other purposes, including, but not limited to, defensive investments in times of market volatility.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts, or may purchase and sell such instruments directly.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8), and the Fund is exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.  The Subadviser is also exempt from registering as a “commodity trading advisor” with the CFTC pursuant to CFTC Rule 4.14(a)(8).

Types of Investments

The following summaries describe certain types of income-oriented securities and other investments that the Fund and/or Investment Funds may make.  The Fund may obtain exposure to these types of investments through Investment Funds or through direct investment.  These summaries are intended solely as examples and should not be construed or understood to characterize or limit the types of investments in which the Fund and/or Investment Funds may invest, or the types of instruments that may be considered income-oriented.  At any time, the Investment Funds in which the Fund invests or the direct investments of the Fund may include or exclude, or be concentrated in, any of these types of investments, or in other investments, categories or asset classes that are not described herein.

Treasury Securities.  Treasury securities are government debt instruments issued by the United States Treasury to provide financing for government-related spending initiatives.

Agency Securities.  Agency securities are fixed-income securities issued by government sponsored entities such as Ginnie Mae, Fannie Mae, Freddie Mae or the Federal Home Loan Bank and may carry with them various degrees of implicit or explicit guarantees from the U.S. federal government.

Corporate Debt Securities.  Corporate fixed-income securities, or bonds, are debt instruments issued by corporations in order to fund their businesses.  Coupons can be fixed or floating, or any combination thereof.

High Yield Debt Securities.  High yield fixed-income securities are bonds issued by corporations that are below investment-grade.  These debt instruments typically have higher default rates, making them riskier investments than investment grade securities.  As a result of the increased level of risk, coupon rates on high yield issuances generally are higher, and at times significantly higher, than those of investment grade credits.

REIT Securities.  REITs are companies that own or operate income-producing real estate.  In complying with certain tax rules, REITs generally distribute 90% of their taxable income to shareholders, making them an attractive income-producing alternative to investors seeking to diversify their fixed-income investments.

Utility Securities.  Utility stocks, like other types of common equity, represent ownership interests in the underlying company.  Typically, utility stocks have lower volatility and pay higher dividends than most other sectors due to the slower growth and income-producing characteristics of their underlying businesses.

Master Limited Partnerships.  Master limited partnerships are companies that have a special tax designation which allows them to pass through their income, gains, losses, deductions and credits to their unit holders.  They generally must invest in energy infrastructure, financial services or real estate and buy assets that are designed to produce income for their investors.

High Dividend Securities.  High dividend equities can generally be defined as a subset of equities (excluding REITs) that typically pay higher dividends than the broader market.

Bank Loans.  Bank loans generally are senior loans made to a variety of corporate borrowers by banks or other financial institutions.  Many of these loans are tied to floating rates correlated to the LIBOR and are made to relatively low credit quality borrowers.  The risk of default in this asset class is typically higher than many other fixed-income investments.

Emerging Market Debt.  Emerging market debt refers to bond issuances from sovereign governments and corporations in emerging and developing countries.  Typically, most emerging market debt is considered below investment grade due to the increased risks associated with the generally weaker governance of emerging market countries and the relatively high economic and political risks.

Preferred Stock and Convertible Securities.  Preferred stock is generally an equity security that has priority over common equity securities but is subordinate to debt and pays a dividend that may or may not be cumulative but is generally senior to the rights of common equity holders to receive dividends.  Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities entitle the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

The foregoing list is not intended to reflect the priority of the types of income-oriented investments the Fund and/or any Investment Fund may make.  The investments of the Fund may be concentrated in any one or several of these types of investments. The foregoing list is not intended to be a complete explanation of the potential investments or strategies that may be utilized by the Fund and/or any Investment Fund.  The Fund and/or Investment Funds may employ a wide range of investment techniques, including but not limited to long and short transactions in investments, such as securities and commodities, including through derivative investments such as futures and forward contracts, options and swaps, among others.

Selection of Investment Funds

The Subadviser’s process for selecting Investment Funds and evaluating Investment Managers typically involves reviewing investment performance, processes and talent, performing reference checks, conducting operational due diligence (which may include onsite visits), and evaluating the terms and conditions of the proposed relationship.  Valuation policies and methods are typically also reviewed for consistency with industry practices, and the Subadviser seeks to track the timeliness of information reporting and investigates delays in such reporting.  In certain circumstances the Subadviser may engage outside legal counsel to review relevant Investment Fund legal documentation or engage third parties to conduct background checks on Investment Managers and/or their principals.

The Subadviser will consult with the Adviser with respect to each investment recommendation prior to an investment being made.

With respect to each investment in an Investment Fund, the Subadviser intends to review the offering memorandum or prospectus ("Offering Memorandum") of such Investment Fund.  An Offering Memorandum generally is expected to disclose investment objectives, strategies and restrictions, if any, of the respective Investment Fund and provide the Subadviser with an indication of the types of strategies that the Investment Manager of the applicable Investment Fund intends to employ.  The Subadviser would not necessarily have any transparency into the underlying investments of the Investment Funds and as such may be relying on the Offering Memorandum, and in applicable cases certain other due diligence materials, as the basis for making an investment in an Investment Fund.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objective of the Fund will be achieved or that its investment program will be successful.  In particular, use of leverage, short sales and derivative transactions, by Investment Funds or by the Fund in connection with direct investments, as well as limited diversification and/or concentration can, in certain circumstances, result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

See “RISK FACTORS” for more information.

Fundamental Investment Policies

Fundamental Policies. The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).  The Fund may not:

●	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

●
Make loans of money or securities to other persons, except through purchasing fixed-income securities or similar investments, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

●	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or REITs.

●
Invest directly in commodities or commodity contracts.  This does not prevent the Fund from purchasing and selling foreign currency, options, futures and forward contracts, including those related to indexes and options on indexes, and the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The investment restrictions and other policies described in this Memorandum do not apply to Investment Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser and the Subadviser will not cause the Fund to make loans to or receive loans from the Adviser, the Subadviser or their affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Investment Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

Leverage

The Fund does not intend to borrow money for investment purposes. The Fund, however, is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Investment Funds).  Borrowing may also be used by the Fund for cash management purposes, such as to pay miscellaneous expenses as they arise. Borrowings by the Fund other than for temporary purposes are generally subject to a 300% asset coverage requirement under the 1940 Act; however, leverage obtained indirectly through certain types of derivative instruments, such as futures trading or short sales, may not be subject to a 300% asset coverage requirement.  Certain Investment Funds may borrow money, trade securities or futures on margin or leverage their investments through various means and such Investment Funds may not be subject to the limits of the 1940 Act.

RISK FACTORS

Investing in the Fund involves various risks.  In addition to the matters set forth elsewhere in this Memorandum, investors should consider the following factors before purchasing Shares.

Principal Risks Relating to the Fund’s Structure

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle. The Fund will not list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop.  Shares, therefore, are not readily marketable, and Shareholders must be prepared to hold Shares for an indefinite period of time.  Because the Fund is a closed-end management investment company, a Shareholder will have no right to require the Fund to redeem its Shares.

Certain Investment Funds impose restrictions on redemptions that could affect the timing of tender offers from the Fund in certain circumstances.  The Fund will typically only be able to redeem its investments in private Investment Funds on a monthly, quarterly or less frequent basis with specified advance notice requirements.  Private Investment Funds may also restrict the ability of an investor, such as the Fund, to redeem or withdraw amounts attributable to illiquid or difficult to value investments, which may be held in “side pockets” by the Investment Fund.  A private Investment Fund may also suspend the right of its investors to redeem in times of market distress, or if permitting withdrawals might prejudice the investments of non-redeeming investors.  Additionally, private Investment Funds may hold back some percentage of full redemptions until they complete their annual audits.  Consequently, the Fund may be highly illiquid.  This could negatively impact the Fund’s ability to conduct a repurchase offer.

Although the Fund, at the discretion of its Board, will consider whether to make quarterly repurchase offers for its outstanding Shares at net asset value, the Shares are significantly less liquid than shares of funds that trade on a stock exchange.  Even if the Board determines to make a tender offer, there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer.  If a tender offer is oversubscribed by Shareholders (and not increased by the Board), the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. A large investor in the Fund seeking repurchase may cause a greater likelihood of all Shareholders seeking repurchase having their requests reduced to pro rata.  The potential for pro-ration may cause some Shareholders to tender more Shares for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender.  In addition, in extreme cases, the Fund may not be able to complete repurchases if the Fund is unable to liquidate a portion of its Investment Fund or direct investments.  In that event, Shareholders may be able to sell their Shares only if they are able to find an Eligible Investor willing to purchase their Shares.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the Board.

The Fund’s tender offer policy may have the effect of decreasing the Fund’s size over time. Tender offers may, therefore, force the Fund to sell assets it would not otherwise sell.  They may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, the Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid to liquid investments for the remaining Shareholders and negatively impact performance.

The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Shares from Shareholders with a valuation date of March 31, 2011.

Shares may not be transferred or pledged except in compliance with significant restrictions on transfer as required by federal and state securities laws and as provided in the Declaration of Trust.  The Declaration of Trust does not permit a Shareholder to transfer or pledge all or any part of its Shares to any person without the prior written consent of the Board, the granting of which is in the Board’s sole and absolute discretion.

The Fund also has the discretion to deliver repurchase proceeds in securities rather than cash on a pro rata or non-pro rata basis.  These limitations, taken together, will significantly limit a Shareholder’s ability to liquidate an investment in the Fund.  As a result, an investment in the Fund would not be suitable for an investor who needs liquidity.

Investment Strategies.  The success of the Fund depends on the Subadviser’s ability, in consultation with the Adviser, to select and allocate among individual investment strategies,  Investment Funds and other direct investments, and the ability of each Investment Manager to select individual securities, interpret market data correctly, predict future market movements and otherwise implement its investment strategy.  Any factor that would make it more difficult to execute more timely trades, such as a significant lessening of liquidity in a particular market, may also be detrimental to profitability.

Furthermore, the Fund will actively allocate assets to, and from time to time reallocate assets among, various Investment Funds and may invest in investments other than the Investment Funds.  There can be no assurance that the Fund will always be able to invest in the Investment Funds and/or that particular Investment Managers will continue to manage the Investment Funds.  As a result of such periodic modifications, it is possible that the investment strategies used by the Fund in the future may be different from those initially in use.  No assurance can be given that the investment strategies to be used by the Fund will be successful under all or any market conditions.

Changes in Investment Strategies.  Subject to oversight of the Board, the Adviser has discretion to expand, revise or contract certain investment strategies of the Fund without the consent of its Shareholders.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  Other than a nominal investment in the Fund, the Adviser will not invest its own assets in the Fund or in the Investment Funds; however, certain employees of the Adviser and of its affiliates may invest in the Fund and/or such Investment Funds.  A private investment vehicle sponsored by the Subadviser or its affiliates will be an investor in the Fund.

The Adviser, the Subadviser and the Investment Managers may render advisory services to a number of persons, including pooled investment vehicles and separately managed accounts, which may have varying investment objectives and different investment portfolios.  The Adviser’s, Subadviser’s or an Investment Manager’s activities on behalf of its other clients may from time to time disadvantage the Fund or an Investment Fund in which the Fund has invested.  For example, the market may be unable to fully absorb orders for the purchase or sale of particular investments placed by the Adviser, the Subadviser or an Investment Manager for its client (the Fund or Investment Fund, as the case may be) and other clients at prices and in quantities that would be obtainable if the same were being placed only by the Fund or Investment Fund.

Each of the Adviser and the Subadviser, consistent with its fiduciary duty to the Fund, will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time.  Each of the Adviser and the Subadviser currently manages multiple portfolios, and each will devote as much time to each such client and the Fund as it deems appropriate to perform its duties.  The personnel of the Adviser and the Subadviser may have conflicts because they manage client accounts with similar strategies or investment objectives as the Fund and may hold the same investments across client accounts or hold the same positions held by the Fund.  Conflicts may also arise due to the management by the Adviser and the Subadviser of accounts that have different strategies or investments, or different positions in the same issuer.

Each of the Adviser, the Subadviser and their affiliates or clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Manager may receive research products and services in connection with brokerage services that affiliates of the Adviser and the Subadviser may provide from time to time to such Investment Manager and/or its Investment Fund.

Investment opportunities are allocated in a manner that the Subadviser, in consultation with the Adviser, deems fair and equitable over time.  There is no assurance that all portfolios under the management of the Adviser or the Subadviser will hold the same Investment Funds or other investments or will experience similar performance.

The Adviser and the Subadviser each have adopted policies and procedures designed to address the proper handling of material non-public information (“Information”) while in possession of such Information.  Generally, the Adviser or Subadviser and their respective employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it.

The Investment Managers are unaffiliated with the Adviser and the Subadviser, and neither the Adviser nor the Subadviser will have control over Investment Managers.  The Adviser and the Subadviser may be unable to detect, prevent or protect the Fund from misconduct or bad judgment of an Investment Manager notwithstanding any due diligence that the Adviser or Subadviser may conduct.  Investment Managers may be subject to conflicts of interest due to Investment Fund performance-based fees, which may cause an Investment Manager to favor clients having the highest fees over other clients. In addition, Investment Managers may use conflicting buying and selling strategies for different accounts under management.

The Investment Managers and their affiliates may be affiliated or have a relationship with a broker-dealer firm through which an Investment Fund’s transactions are conducted, and such person may receive a portion of the brokerage commissions resulting from such transactions.  In addition, an Investment Fund may engage in other transactions with affiliated parties on terms and conditions not determined through arm’s length negotiations.

The Administrator and the Custodian for the Fund may from time to time act as trustee, custodian, registrar, or administrator in relation to, or be otherwise involved in, other funds established by parties other than the Fund and the Investment Funds that have similar investment objectives to those of the Fund and/or the Investment Funds.  It is therefore possible that any of them may, in the course of business, have potential conflicts of interest with the Fund and the Investment Funds.

Investment Risks in General.  The Fund will engage in speculative investment strategies through its investment in the Investment Funds and through its direct investments.  The prices of securities and derivatives instruments in which the Fund and the Investment Funds will invest may be volatile.  Market movements are difficult to predict and are influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; changing supply and demand relationships; national and international political and economic events; changes in interest rates; and the inherent volatility of the marketplace.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly.  The effects of governmental intervention may be particularly significant at certain times in the financial instrument and currency markets, and such intervention (as well as other factors) may cause these markets and related investments to move rapidly.

Borrowing and Use of Leverage.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by an Investment Fund, which may subject the Shareholders of the Fund to a greater risk of loss than if leverage were not used.  Investment Funds may use significant leverage by making margin purchases of securities, selling securities short, trading options, futures or forward contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowing to purchase equity securities typically will be secured by the pledge of those securities.

Although leverage can increase investment return if an Investment Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Investment Funds that engage in this practice.  If an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off the Investment Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Investment Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the effective cost of borrowing over the stated interest rate.

The Fund does not intend to borrow money for investment purposes. The Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Investment Funds).  Borrowing may also be used by the Fund for cash management purposes, such as to pay miscellaneous expenses as they arise.

Other than for temporary purposes, the 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits generally do not apply to the Fund’s investments in private Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of an investment in the Fund may be great.

Layering of Fees.  The Fund’s fees and expenses, including the Management Fees, will result in greater expense than would be associated with direct investments in the Investment Funds.  The Fund indirectly will pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investment entities.

Lack of Operating History.  The Fund is a closed-end management investment company and is designed for long-term investors, not as a trading vehicle.  The Fund does not have an operating history.

Investments in Other Funds. The Fund has no control of, and will not seek to influence, the trading policies or strategies, brokerage arrangements or operations of the Investment Funds in which it will invest.  As compared to investments through separate accounts, the Fund will have less ability to react quickly to changing investment circumstances, due to the limited liquidity of investments in the Investment Funds.

Although the Subadviser intends to use certain criteria in evaluating and monitoring Investment Managers and Investment Funds, there is no such assurance that the Subadviser will use the same criteria for all Investment Managers or Investment Funds.  The Subadviser’s due diligence process may vary based on numerous factors, and the Subadviser will have discretion to determine the scope and content of its review of any particular Investment Manager or Investment Fund.  Although the Subadviser may review an Investment Manager’s operations or obtain third party verifications or background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager’s operations and activities.

Inability to Vote and Waiver of Voting Rights. The Fund typically will limit its investment position in an Investment Fund that is a registered investment company to less than 3% of such Investment Fund’s outstanding voting securities and will limit its investment position in non-registered investment company Investment Funds to less than 5% of such Investment Funds’ outstanding voting securities, absent reliance on an exemptive rule or position under the 1940 Act. The Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Subadviser) in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions.  Although the Subadviser does not expect that a significant number of waivers of voting rights will be undertaken, the Subadviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board, where such investment in such Investment Fund is determined to be desirable and in the best interests of the Fund, which waiver would allow the Fund, as well as potentially other clients of the Subadviser, to invest in the same Investment Funds or to make larger investments in those Investment Funds.  To the extent the Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including potentially matters adverse to the Fund’s interests.  Such waivers potentially could have an adverse impact on the Fund. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Investment Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions.  In addition, whenever the Fund is requested to vote on matters pertaining to an Investment Fund that is a registered investment company, the Fund will vote the shares held by it in the same proportion as the vote of all other holders of interests in such Investment Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Fund to invest in Investment Funds.  In order to invest in private Investment Funds that are not registered as investment companies under the 1940 Act, the Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which requires the Fund to have at least $25 million in net investment assets.  The Fund is expected to be a qualified purchaser upon commencement of operations; however, if the Fund were to cease to be a qualified purchaser in the future, its ability to pursue its investment strategy would be severely limited.

In addition, the 1940 Act generally prohibits the Fund from acquiring in excess of 3% of the voting shares of Investment Funds that are registered investment companies, including mutual funds and ETFs.

The registered Investment Funds in which the Fund may invest are in turn subject to extensive regulation under the 1940 Act, including significant requirements and limitations with respect to capital structure, investments and transactions.

Ability to Concentrate.  The Fund also has the ability to concentrate investment at times in direct investments and in Investment Funds that may invest in a certain strategy or industry (for example, long/short health care, long/short financial services, etc.)  Concentration may create the risk that the Fund could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

Allocation Among Investments.  From time to time, the percentage of the Fund’s assets allocated to each Investment Fund or direct investment may change, and the Fund may invest in new Investment Funds and direct investments and redeem from some of the Investment Funds and direct investments in which it has previously invested.  The Fund’s success may depend, therefore, not only on the Investment Managers and the successful allocation of the assets of the Fund among Investment Funds and direct investments, but also on the Fund’s selection of new Investment Funds and direct investments.

In addition, to the extent that a high percentage of the Fund’s assets has been allocated to Investment Funds following certain strategies, the Fund could be adversely impacted by a general failure of a certain strategy to a greater degree than if assets had been allocated to a different mix of Investment Fund strategies.

Tax Risks.  The Fund intends to qualify as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income and net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders.  If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income, which is subject to tax at reduced rates in taxable years beginning before January 1, 2011, in the case of Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.  See “TAXES” for more information.

Temporary Defensive Positions. The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets in cash, for defensive purposes in times of market volatility or for any other reason.  The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  In anticipation of, or in response to, adverse market or other conditions, or circumstances such as unusually large cash inflows, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments as described above. As a result, the Fund may not achieve its investment objective.

No Participation in Management.  A Shareholder is not entitled to participate in the management of the Fund, or in the conduct of its business, apart from the capacity to vote on certain matters (including the election of the Board).  To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an unregistered Investment Fund (which it intends to do in order to comply with certain applicable regulations), it will not be able to vote on matters that require the approval of the investors of the unregistered Investment Fund, including a matter that could adversely affect the Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.  In addition, whenever the Fund is requested to vote on matters pertaining to an Investment Fund that is a registered investment company, the Fund will vote the shares held by it in the same proportion as the vote of all other holders of interests in such Investment Fund.

Repurchases of Shares.  Substantial repurchases of Shares within a limited period of time could require the Fund to liquidate positions more rapidly than would otherwise be desirable.  The Board will consider this and other factors when determining whether to conduct a repurchase.  Tender offers conducted by the Fund in order to repurchase Shares will generate expenses for the Fund, which may be borne in part by non-redeeming Shareholders.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Shares on a less frequent basis.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Shareholder’s Shares and thus the withdrawal of a Shareholder, subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF SHARES — Mandatory Repurchase by the Fund” for more information.

Increase in Assets under Management.  As the Fund’s assets increase, more capital may be allocated to any particular Investment Fund.  It is not known what effect, if any, this will have on the trading strategies utilized by an Investment Fund or its investment results.  No assurance can be given that an Investment Fund’s strategies will continue to be successful as the amount of assets allocated to it increases.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Shareholder should invest in the Fund.  There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such a prospective Shareholder before investing in the Fund.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  Custody of the Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, certain of the Investment Funds are not required to hold custody of their assets in accordance with the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund.

Valuation and Estimates.  The Fund has limited ability to assess the accuracy of the valuations received from the Investment Funds with which the Fund invests.  Furthermore, the net asset values received by the Fund from private Investment Funds are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by private Investment Funds may require the Fund’s financial statements to be revised. See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  The Fund is a “non-diversified” investment company. This means that there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Fund generally will seek to invest its capital broadly among multiple Investment Funds and in direct investments. As a consequence of a potential large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made exclusively by the Adviser and the Subadviser, subject to Board oversight.  The Adviser and the Subadviser will, in turn, seek to invest the Fund’s assets in Investment Funds and other investments.  A person should not acquire Shares unless such person is willing to entrust the Adviser and the Subadviser, and the Investment Managers of the Investment Funds selected for the Fund, with the management of such person’s assets.

Management Fees and Incentive Compensation.  The Fund will pay the Adviser an annual Management Fee payable on a monthly basis, and the Adviser will pay a portion of such Management Fee to the Subadviser for its services to the Adviser and the Fund.  The Investment Funds will also pay their respective Investment Managers a management fee and, with respect to certain Investment Funds, incentive compensation.  These fees are also payable upon redemption from an Investment Fund.  See “FEES AND EXPENSES” for more information.

As a result of the Management Fee and other expenses, the returns realized by the Shareholders from the Fund’s activities may be substantially less than the returns the Shareholders would realize from engaging in the same activities directly, if they were able to make such investments directly without investing in the Fund.  Incentive compensation also may create an incentive for an Investment Manager to cause an Investment Fund to make investments that are riskier or more speculative than would be the case in the absence of an incentive to the Investment Manager based on performance of the Investment Fund.  An Investment Manager may also have an incentive to direct its Investment Fund to borrow to increase the Investment Fund’s investment return.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, Adviser, Subadviser or applicable to the Investment Managers, Investment Funds and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Shareholders.

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and/or the Investment Funds.  For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund and/or Investment Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue investment objectives or strategies.  Due to events in the markets over the past several years, and recent legislation, additional regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund’s and/or an Investment Fund’s ability to achieve its investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund and/or Investment Funds and/or limit potential investment strategies that would have otherwise been used by the Fund or Investment Funds. The Fund believes that there is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Fund.

Uncertain Impact of Legislation and Follow-On Regulation.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, bank ownership of and involvement with private funds, registration of investment advisers, and the trading and use of many derivative instruments.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund and/or Investment Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that nonbank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for nonbank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the private Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund or Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund’s and/or an Investment Fund’s ability to meet its investment objective and may place the Fund at a disadvantage with respect to its competitors.

Private Investment Funds may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, private Investment Funds’ adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Banking Regulation.  The Adviser is a non-bank subsidiary of Wells Fargo & Company (“Wells Fargo”), a bank holding company registered as such under the Bank Holding Company Act of 1956, as amended.  Loans and other transactions between the Fund and Wells Fargo’s subsidiary banks, and loans by Wells Fargo’s subsidiary banks to Shareholders for the purpose of purchasing Shares or that are secured by Shares, are limited by affiliate transaction restrictions applicable to banks.  These and other banking law requirements may affect the operations, investments and activities of the Fund.  Generally speaking, the restrictions applicable under the federal banking laws are designed to protect the banks, rather than to protect investors in the Fund.

Principal Risks Relating to Investment Funds and Direct Investments

PAST RESULTS OF INVESTMENT VEHICLES ADVISED OR MANAGED BY THE ADVISER OR THE SUBADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

The following discussion outlines certain of the risks associated with Investment Funds and particular types of investments that may be made by the Investment Funds.  Such risks would apply equally in respect of any direct investments by the Fund in any of the securities or other instruments described herein.

Investment Funds Generally Non-Diversified.  Investment Funds may be non-diversified, although some Investment Funds may be required to, or undertake to, comply with certain investment concentration limits.  Investment Funds may at certain times hold large positions in a relatively limited number of investments.  Investment Funds may target or concentrate their investments in particular markets, sectors, or industries.  Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.  As a result, the net asset values of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified, and this may negatively impact the net asset value of the Fund.

Debt and Other Income Securities.  Investment Funds may invest in fixed-income and adjustable rate securities.  Although certain Investment Funds may invest in securities of issuers in developed countries, other Investment Funds may invest in income securities of issuers located in or with significant exposure to emerging markets, including countries located in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.  Certain Investment Funds may also invest in the sovereign debt of developed and emerging market countries.

Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such securities are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest, including the likelihood of default.  The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

The debt securities in which certain Investment Funds may invest are not required to satisfy any minimum credit rating standard, and may include instruments that are considered to be of relatively poor standing and have predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  Certain Investment Funds may invest in bonds rated lower than investment grade, which may be considered speculative.  Certain Investment Funds may also invest substantially all of their assets in high-risk instruments that are low rated or unrated.

Credit Crisis Liquidity Risk.  Certain types of credit instruments, such as investments in collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007 and have remained illiquid or relatively illiquid.  General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Such market conditions and the above factors may make valuation for the Fund uncertain and/or result in sudden and significant valuation increases or declines in the Fund.

Convertible Securities.  Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock.  Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks).

A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls.  Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock.  Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and ultimately default risk, as discussed above.  Convertibles are also prone to liquidity risk as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock.

However, Convertibles usually have a claim prior to the issuer’s common stock.  In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times that are disadvantageous for an Investment Fund.

Warrants and Rights.  Investment Funds may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Sovereign Debt.  Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.  Investment in sovereign debt involves special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and an Investment Fund may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party.  In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect an Investment Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Speculative Trading Strategies.  Some Investment Funds may engage in speculative strategies, such as selling securities short and futures trading.  Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise.  Commodity futures prices can be highly volatile.  Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading.  This may have the effect of magnifying trading losses an Investment Fund experiences.  No guarantee or representation is made that any Investment Fund’s strategies will be successful.

Derivatives Markets Can Be Highly Volatile.  The profitability of investments by an Investment Fund in the derivatives markets depends on the ability of its Investment Manager to analyze correctly these markets, which are influenced by, among other things, changing supply and demand relationships, governmental, commercial and trade programs and policies designed to influence world political and economic events, and changes in interest rates.

Short Selling.  Certain Investment Funds may engage in short selling.  Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows an Investment Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss upon such repurchase.  An Investment Fund’s obligations under its securities loans will be marked to market daily and collateralized by the Investment Fund’s assets held at the broker, including its cash balance and its long securities positions.  Because securities loans must be marked to market daily, there may be periods when the securities loan must be settled prematurely, and a substantial loss would occur.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short-selling exposes an Investment Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Repurchase Agreements.  Repurchase agreements are agreements under which an Investment Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Investment Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Investment Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Investment Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Investment Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Investment Fund is able to dispose of them.  If an Investment Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Investment Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements.  Reverse repurchase agreements are a form of borrowing that involves a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of an Investment Fund’s investment portfolio.

Foreign Currency Transactions. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security that an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if an Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Investment Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange.  An Investment Fund’s success in these transactions will depend principally on the ability of its Investment Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments.  For defensive purposes or otherwise, some or all of an Investment Fund’s assets may be invested in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  The Fund also may invest in these instruments for defensive, liquidity or other purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings.  Investment Funds may invest in securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Investment Funds (and, ultimately, for the Fund).  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Special Investment Instruments and Techniques.  Investment Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s investment objective.  These strategies may be executed through derivative transactions.  The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Investment Selection.  The Investment Funds’ investments may be selected in part on the basis of information and data filed by the issuers of such securities with various government regulators or made directly available to the Investment Managers by the issuers of securities or through sources other than the issuers.  Although the Investment Managers will evaluate all such information and data and seek independent corroboration when they consider it appropriate and when it is reasonably available, the Investment Managers will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.

The Fund will acquire investment assets that have not yet been identified.  Accordingly, prospective investors will not have an opportunity to review the terms upon which any assets will be acquired prior to investing in the Fund.  The likelihood that Shareholders will realize income or gain depends on the skill and expertise of the Subadviser, in consultation with the Adviser, in selecting Investment Funds.

Equity Securities.  Investment in equity securities offers the potential for substantial capital appreciation.  However, such investment also involves certain risks, including issuer, industry, market and general economic related risks.  Investment Managers may attempt to reduce these risks; however, adverse developments or perceived adverse developments in one or more of these areas could cause a substantial decline in the value of equity securities owned by an Investment Fund.

Non-U.S. Exchanges and Markets.  An Investment Fund may engage in trading on non-U.S. exchanges and markets.  Trading on such exchanges and markets may involve certain risks not applicable to trading on U.S. exchanges and is frequently less regulated.  For example, certain of those exchanges may not provide the same assurances of the integrity (financial and otherwise) of the marketplace and its participants, as do U.S. exchanges.  There also may be less regulatory oversight and supervision by the exchanges themselves over transactions and participants in such transactions on those exchanges.  Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has dealt and is not the responsibility of an exchange or clearing association.  Furthermore, trading on certain non-U.S. exchanges may be conducted in such a manner that all participants are not afforded an equal opportunity to execute certain trades and may also be subject to a variety of political influences and the possibility of direct government intervention.  Investment in non-U.S. markets would also be subject to the risk of fluctuations in the exchange rate between the local currency and the dollar and to the possibility of exchange controls.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

Non-U.S. Investments.  Investment in non-U.S. issuers or securities principally traded outside the United States may involve certain special risks due to economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities.  Furthermore, issuers of non-U.S. securities are subject to different, often less comprehensive accounting reporting and disclosure requirements than domestic issuers.  The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets.

Currency Risk.  The value of an Investment Fund’s assets may be affected favorably or unfavorably by the changes in currency rates and exchange control regulations.  Some currency exchange costs may be incurred when an Investment Fund changes investments from one country to another.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments.

Lending Portfolio Securities.  Investment Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities.  Investment Funds may invest in securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation.  In such cases, an Investment Fund may incur a loss.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by an Investment Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which an Investment Fund would otherwise conduct, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Investment Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Investment Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.

Emerging Markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  Accounting and auditing standards in many markets are different, and sometimes significantly differ from those applicable in the United States or Europe.  In particular, the accounting standards with respect to inflation have to be clearly understood in order to analyze a balance sheet.  There is substantially less publicly available information about companies located in emerging markets than there is about companies in other more developed jurisdictions.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce an Investment Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause an Investment Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

Many emerging countries are undergoing important political and economic changes that are making their economies more free-market oriented.  However, there could be future political and economic changes that may return the situation to closed and centrally controlled economies with price and foreign exchange controls.  Many of these countries lack the legal, structural and cultural basis for the establishment of a dynamic, orderly, market-oriented economy.  Many of the promising changes that are being seen at present could be reversed, causing significant impact on an Investment Fund’s investment returns.

Turnover.  An Investment Fund’s trading activities may be made on the basis of short-term market considerations.  The Fund anticipates that certain Investment Funds’ portfolio turnover rates will be significant, involving substantial brokerage commissions and fees.  Each Investment Fund will be responsible for the payment of all of the trading expenses incurred in connection with its trading activities, which will ultimately affect the return achieved by the Fund.

Illiquid Investments.  The securities and other instruments in which an Investment Fund invests may be thinly traded and relatively illiquid or may cease to be traded after the Investment Fund invests.  An Investment Fund may also acquire significant positions in some securities or other instruments.  In such cases and in the event of extreme market activity, an Investment Fund may not be able to liquidate its investments promptly if the need should arise or to cover the short sale of an option, thereby forcing an Investment Fund to incur unlimited losses.  In addition, an Investment Fund’s sales of thinly traded securities or other investments could depress the market value of such investments and thereby reduce the Investment Fund’s (and ultimately the Fund’s) profitability or increase its losses.  Such circumstances or events could affect materially and adversely the amount of gain or loss the Investment Fund may realize.  In addition, an Investment Fund may have difficulty selling illiquid securities and other investments, perhaps causing the Fund to have difficulty in meeting redemptions.  No assurance may be given that the Fund will be able to repurchase all Shares tendered by Shareholders with respect to any applicable offer of repurchase.

Restricted Securities.  Certain Investment Funds may invest in restricted securities that are subject to substantial holding periods or that are not traded in public markets.  Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded.  No assurance can be given that any such restricted securities will be eligible to be traded on a public market even if a public market for securities of the same class were to develop.  It is highly speculative as to whether and when an issuer will be able to register its securities so that they become eligible for trading in public markets.

Derivatives.  Derivatives are financial contracts whose value depends on, or is derived from, an underlying product, such as the value of a securities index.  Among the types of derivatives that may be used by the Investment Funds are futures, options and swaps.  The risks generally associated with derivatives include the risks that: (a) the value of the derivative will change in a manner detrimental to an Investment Fund; (b) before purchasing the derivative, the Investment Manager will not have the opportunity to observe its performance under all market conditions; (c) another party to the derivative may fail to comply with the terms of the derivative contract; (d) the derivative may be difficult to purchase or sell; and (e) the derivative may involve indebtedness or economic leverage, such that adverse changes in the value of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself or in heightened price sensitivity to market fluctuations.

Certain Investment Funds may also invest in non-U.S.-traded derivatives.  When traded outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the prices of, foreign securities and other instruments.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in an Investment Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts and Options on Futures Contracts.  In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund.  The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

In addition, under the Commodity Exchange Act, futures commission merchants are required to maintain customers’ assets on a segregated basis.  If an Investment Fund engages in futures and options contract trading and the futures commission merchants with whom the Investment Fund maintains accounts fail to so segregate the Investment Fund’s assets or are not required to do so, the Investment Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, an Investment Fund might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Futures Cash Flow.  Futures contracts gains and losses are marked-to-market daily for purposes of determining margin requirements.  Option positions generally are not, although short option positions will require additional margin if the market moves against the position.  Due to these differences in margin treatment between futures and options, there may be periods in which positions on both sides must be closed down prematurely due to short-term cash flow needs.  Were this to occur during an adverse move in the spread or straddle relationships, a substantial loss could occur.

Option Transactions.  The purchase or sale of an option by an Investment Fund involves the payment or receipt of a premium payment and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security or other instrument in excess of the premium payment received.

Call and Put Options on Securities Indices.  Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to the ability of the Investment Manager to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Swap Agreements.  The Fund and Investment Funds may enter into equity, commodity, interest rate, index, credit default and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return, or to hedge.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Investment Funds and the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s or the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of payments that an Investment Fund or the Fund is contractually obligated to make.  If the other party to a swap defaults, an Investment Fund’s or the Fund’s risk of loss consists of the net amount of payments that the Investment Fund or the Fund contractually is entitled to receive.

Failure of Broker-Dealers. Institutions, such as brokerage firms or banks, may hold certain of an Investment Fund’s assets in “street name.”  Bankruptcy or fraud at one of these institutions could impair the operational capabilities or the capital position of that Investment Fund.

In addition, as certain Investment Funds may borrow money or securities or utilize operational leverage with respect to their assets, those Investment Funds will post certain of their assets as collateral securing the obligations or leverage (“Margin Securities”).  Each Investment Fund’s broker generally holds the Margin Securities on a commingled basis with margin securities of its other customers and may use certain of the Margin Securities to generate cash to fund the Investment Fund’s leverage, including pledging such Margin Securities.  Some or all of the Margin Securities may be available to creditors of the Investment Fund’s broker in the event of its insolvency.  The Investment Fund’s broker has netting and set off rights over all the assets held by it to satisfy the Investment Fund’s obligations under its agreements with the Investment Fund’s broker, including obligations relating to any margin or short positions.

OTC Transactions.  Certain Investment Funds may deal in forward foreign exchange contracts between currencies of the different countries and multi-national currency units and options on currencies for hedging or speculation.  With respect to forward currency contracts, this is accomplished through contractual agreements generally to purchase or sell one specified currency for another currency at a specified future date and price determined at the inception of the contract.  Certain Investment Funds will engage in other OTC transactions, such as options not traded on an exchange, swaps, caps, floors, and collars.

In general, there is less governmental regulation and supervision in the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes an Investment Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  An Investment Fund is not restricted from concentrating transactions with one counterparty.  An Investment Fund, therefore, will be exposed to greater risk of loss through default than if the Investment Fund’s trading were confined to regulated exchanges.

An Investment Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to insolvency, bankruptcy, governmental prohibition or other causes, which could subject the Investment Fund to substantial losses.

Investment Manager Misconduct.  When the Fund invests assets in an Investment Fund, the Fund will not have custody of the invested assets or control over its investment.  Therefore, despite due diligence and monitoring, there is always the risk that an Investment Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies or engage in other misconduct.  The private Investment Funds in which the Fund’s assets will be invested likely will not have registered their securities under federal or state securities laws.  In addition, the Investment Managers may not be registered as investment advisers under the Advisers Act.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Investment Managers.

Incentive Compensation.  Investment Managers compensated with performance fees or allocations may assume more risk than those who receive fixed fees. Generally, the Investment Managers’ compensation is determined separately for each year or shorter period; often, but not always, the Investment Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Investment Managers incentives to make purchases for an Investment Fund that are unduly risky or speculative. Also, performance-based compensation may be paid to Investment Managers who show net profits, even though the Fund may incur a net loss.

Past Performance; Trading Method Changes.  Investment Managers’ trading strategies may change over time.  There can be no assurance that any trading strategies will produce profitable results or that past performance of an Investment Manager’s trading strategies indicates future profitability.  Furthermore, Investment Managers’ trading methods are dynamic and evolve.  Thus, an Investment Manager may not always continue to use the same trading method in the future that was used to compile performance histories.

Limits on Hedged Strategies.  Investment Managers may employ limited directional strategies that expose the Investment Funds to certain market risks.  Substantial losses may be recognized on hedged positions as illiquidity and/or default on one side of a position can lead to a hedged position being transformed into an outright speculative position.

Securities Believed to be Undervalued or Incorrectly Valued.  Securities that Investment Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Investment Managers anticipate. Investment Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

Financing Arrangements.  As a general matter, the banks and dealers that provide financing to the Investment Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Investment Fund will be able to secure or maintain adequate financing, without which such an Investment Fund may not be viable.

General Economic Conditions.  The success of Investment Fund strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets.  Unexpected volatility or illiquidity in the markets in which the Investment Funds hold positions could result in significant losses for Investment Funds.

Investment in Multiple Investment Funds.  The Investment Funds trade independently of each other and may place orders that “compete” with each other for execution or that cause the Fund to establish positions that offset each other (in which case the Fund would indirectly incur commissions and fees without the potential for a trading profit).

Tandem Markets.  The Fund may invest in Investment Funds which, in aggregate, broadly allocate among various assets classes such as equities, fixed-income, commodities, foreign currencies, listed securities and over-the-counter instruments globally.  However, from time to time multiple markets can move in tandem against the Fund’s positions and in such cases the Fund could suffer substantial losses.

Other Accounts of Investment Managers.  Investment Managers may manage other accounts (including accounts in which the Investment Managers have a personal interest), which could impact how trades are allocated to the Investment Funds in which the Fund invests.  Large positions held by an Investment Manager across several accounts may be difficult to liquidate at what the Investment Manager believes to be a fair price.  The investment activities of the Investment Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Fund.  See “RISK FACTORS – Principal Risks Relating to the Fund’s Structure – Conflicts of Interest” for more information.

Litigation and Enforcement Risk.  An Investment Fund might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor’s committees or attempt to gain control of a company. Under such circumstances, the Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with assets, falsely reporting values and performance, and other violations of securities laws.  Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties.  Investigations and enforcement proceedings are ongoing and it is possible that Investment Managers of Investment Funds in which the Fund invests may be charged with involvement in such violations. In such a case, the performance records of the charged Investment Managers may be misleading.  Furthermore, such Investment Funds and, in turn, the Fund could be exposed to losses.

Trading Suspensions.  Securities or futures exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible to liquidate an Investment Fund’s positions and thereby expose the Fund to losses.

Start-Up Periods.  The Investment Funds may encounter start-up periods during which they will incur certain risks relating to the initial investment of newly contributed assets.  Moreover, the start-up periods also represent a special risk in that the level of diversification of one or more of the Investment Funds’ portfolios may be lower than in a fully committed portfolio or group of portfolios.

Future Regulatory Change is Impossible to Predict.  The securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements.  The SEC, CFTC, and the securities and futures exchanges that they regulate are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.  The regulation of securities and derivatives both inside and outside the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

Limits of Risk Disclosures

The above discussion covers certain risks associated with an investment in the Fund and the Shares, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective Shareholders should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the financial risks of the investment including partial or complete loss of principal.

MANAGEMENT

THE BOARD OF TRUSTEES OF THE FUND

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Trustees

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* Age: 39	Trustee, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001	1	None
James Dean Age: 54	Trustee	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998	1	None
James Dunn Age: 37	Trustee	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	1	None
Stephen Golding Age: 62	Trustee	Since 2010	Chief Financial Officer, Executive Vice President, Cornell University, since 2005.	1	Trustee, Washington College, since 2003.
James Hille Age: 49	Trustee	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	1	Trustee, Employees Retirement System of Fort Worth, since 2007; Trustee, Trinity Valley School, since 2009.
Jonathan Hook Age: 52	Trustee	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	1	None
*	Indicates an interested Trustee.

(1)	As of September 1, 2010.

(2)
Each Trustee serves until death, retirement, resignation or removal from the Board.  Any Trustee may be removed, with or without cause, at any meeting of the Shareholders by a vote of Shareholders owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of one closed-end registered investment company.

Principal Officers who are not Trustees

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 30	Treasurer	Since 2010	Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc., 2003-2006.
Britta Patterson Age: 36	Secretary	Since 2010	Director, Chief Administrative Officer, Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 45	Assistant Secretary	Since 2010
Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Vice President and Secretary, Alternative Strategies Group, Inc., since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

Ankit Patel Age: 29	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Sheelpa Patel Brown Age: 37	Chief Compliance Officer	Since 2010	Chief Compliance Officer, Alternative Strategies Group, Inc., since 2005.
Yukari Nakano Age: 58	Chief Operating Officer	Since 2010	Senior Vice President (since 2003) and Chief Operating Officer, Alternative Strategies Group, Inc., since 2010.
(1)	As of September 1, 2010.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Leadership Structure and the Board

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Adam Taback, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Fund.  Stephen Golding serves as the Board’s Lead Independent Trustee.  As Chairman, Mr. Taback presides at meetings of the Trustees and, as necessary, the Fund’s Shareholders.  Based on the specific characteristics of the Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Taback fulfill the role of Chairman.  Prior to each Board meeting, Mr. Taback discusses and formulates with Mr. Golding, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees, if one has been selected.

As a registered investment company, the Fund is subject to a number of investment risks, as well as financial and compliance risks.  These risks are mitigated by written policies approved and overseen by the Board.  The Adviser conducts the Fund’s operations and the Board administers an oversight function.  The Board oversees the Adviser’s operations and the Fund’s risk management with the assistance of the Board’s Audit and Valuation Committees.

Each of these Committees is discussed below under “Committees.”  At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the Chief Compliance Officer (“CCO”), who also routinely meets privately with the Independent Trustees.  Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management.  The Board also may discuss particular risks that are not addressed in the Committee process.  Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser.  In addition, the Chairman of the Board confers with the CCO, the Trustees, the Adviser and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Adam Taback.  Through his experience as a senior executive of financial organizations, Mr. Taback contributes his experience in the investment management industry to the Board.  Mr. Taback serves as the Chairman of the Board.

James Dean. Through his experience as an executive of foundations and business educational institutions, Mr. Dean contributes his experience in business management to the Board.

James Dunn.  Through his experience as a senior executive of a financial services organization and membership of various investment industry organizations, Mr. Dunn contributes his experience in the investment and financial services industry to the Board.

Stephen Golding. Through his experience as a senior executive officer in financial administration, Mr. Golding contributes his experience in the investment industry to the Board.

James Hille.  Through his experience as a senior executive of financial organizations and his experience working with public pension and endowment funds, Mr. Hille contributes his experience in the investment management industry to the Board.

Jonathan Hook. Through his experience as chief investment officer of large endowment funds, Mr. Hook contributes his experience in the investment management industry to the Board.

Committees

Audit Committee

The Board has formed an Audit Committee composed of the Independent Trustees. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board, as applicable.  The Chairperson of the Audit Committee, Stephen Golding, receives an aggregate annual fee from the Fund Complex of $5,000 in connection with serving in such position.  As of the date of this Memorandum, the Audit Committee of the Fund has not met.

Nominating and Compensation Committee

The Board has formed a Nominating and Compensation Committee composed of the Independent Trustees.  The Nominating and Compensation Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating and Compensation

Committee from time to time by the Board. The Nominating and Compensation Committee will consider nominees recommended by Shareholders provided such recommendations are provided with reasonable advance written notice to the Chairperson.  The Chairperson of the Nominating and Compensation Committee, James Hille, receives no additional compensation in connection with serving in such position.  As of the date of this Memorandum, the Nominating and Compensation Committee of the Fund has not met.

Valuation Committee

The Board has formed a Valuation Committee composed of the Independent Trustees. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, as applicable, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith. The Chairperson of the Valuation Committee, Stephen Golding, receives no additional compensation in connection with serving in such position. As of the date of this Memorandum, the Valuation Committee of the Fund has not met.

Compensation(1)

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Adam Taback*	$0	$0
James Dean	$20,000	$20,000
James Dunn	$20,000	$20,000
Stephen Golding	$25,000	$25,000
James Hille	$20,000	$20,000
Jonathan Hook	$20,000	$20,000
*	Indicates an interested Trustee.

(1)	Information provided in this table is based upon estimated payments to the Trustees for the Fund’s first full fiscal year ending September 30, 2011.

No Trustee or officer of the Fund currently owns any Shares of the Fund.

Each Independent Trustee receives from the Fund Complex a retainer fee at the annual rate of $20,000.  As set forth above in “Committees – Audit Committee,” Stephen Golding receives an aggregate fee from the Fund Complex of $5,000 annually for his service as Chairperson of the Audit Committee.  (The Fund Complex expects to hold four meetings per year.) Independent Trustees are reimbursed by the Fund for their travel and out-of-pocket expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. The officers of the Fund do not receive any additional compensation from the Fund.

THE ADVISER AND THE SUBADVISER

General

The investment adviser of the Fund is the Adviser, a corporation organized under the laws of the state of North Carolina.  The Adviser is a wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”).

The Adviser is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the

Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8), and the Fund is not required to  register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Biographies of certain of the Adviser principals having portfolio management responsibility for the Fund (“the Adviser Managers”) are below:

Adam Taback. Adam Taback is President of the Adviser, a wholly owned subsidiary of Wells Fargo. His responsibilities include the management and oversight of various proprietary and non-proprietary alternative investment platforms including hedge funds of funds, managed futures, commodities, private equity and private real estate offerings. Mr. Taback has been with Wells Fargo & Company and predecessor organizations since 1996 serving in various leadership roles throughout the organization. Prior roles at the firm include serving as the Head of the Product Development & Product Management Groups for the Asset & Wealth Management Division and as the Head of the Retail Separate Account and 529 business lines for the Evergreen Investments division of Wells Fargo & Company. Prior to joining Wells Fargo & Company, Mr. Taback served in various finance and investment roles with Blockbuster Entertainment (Viacom) supporting their Music and Latin American Divisions and with Raymond James & Associates. Mr. Taback holds a Bachelor of Arts degree from Syracuse University and a Masters Degree in Accounting from Nova Southeastern University.

Adam Kimball. Adam Kimball serves as a Senior Research Analyst with the Adviser where he is responsible for ongoing research on the Alternative Strategies Platform. His responsibilities include the due diligence and on-going monitoring utilizing qualitative and quantitative analysis on hedge funds, private equity, private real estate, managed futures and dedicated commodities.  Before joining the firm, Mr. Kimball was employed at Consulting Services Group, LLC most recently as the Research Director for hedge funds.  He was responsible for conducting and overseeing the firm’s hedge fund and hedge fund of fund manager research and due diligence effort.  Previously, he was a Director in the hedge fund manager research group at RogersCasey where he was responsible for asset class coverage and manager research of hedge funds and hedge fund of funds.  Prior to that role, he was an Analyst in the investment consulting group providing qualitative and quantitative analysis on client programs.  Mr. Kimball graduated, with honors, from Bentley College with a B.S. degree in Finance.

Hazlitt Gill.  Hazlitt Gill  is a Senior Vice President and serves as the Director of Alternative Strategies Research for the Adviser.  Prior to joining Wells Fargo, Mr. Gill was the Chief Investment Officer of RLJ Select Investments, LLC, a joint venture between the RLJ Companies and Deutsche Asset Management, with responsibility for overseeing the investment, due diligence and risk management processes. Prior to working with RLJ Select Investments, Mr. Gill was a Vice President within Morgan Stanley’s Graystone Research group where he was responsible for manager recommendation and monitoring of single strategy hedge fund products.  Prior to Morgan Stanley, Mr. Gill worked within Citigroup’s Alternative Investment Management group where he was responsible for sourcing and recommending single strategy hedge fund products.  Formerly, Mr. Gill worked at Lehman Brothers where he served as a manager analyst and also as portfolio manager for Lehman Brothers Futures Asset Management’s Multi-Strategy II NV and Galois Funds. Mr. Gill also consulted and held positions at Corning, Inc., Nippon Credit Asset Management, and  Chase Manhattan Bank, NA. Mr. Gill holds a BS in Mechanical Engineering and an MS in Operations Research & Statistics from Rensselaer Polytechnic Institute.

James Sweetman.  James Sweetman is a Vice President and serves as a Senior Research Analyst with the Adviser where he is responsible for ongoing research on the Alternative Strategies Platform.  His responsibilities include due diligence and on-going monitoring utilizing qualitative and quantitative analysis on hedge funds, private equity, private real estate, managed futures and dedicated commodities.  Prior to his current position, Mr. Sweetman was a Vice President, Client Relationship Manager with Bank of New York’s BNY Alternative Investment Services group responsible for BNY’s relationships with multiple hedge and hedge fund-of-funds.  Prior to that he worked with Prudential Financial as a Vice President, Senior Analyst with the firm’s Alternative Investment Strategies team where he was responsible for ongoing research on managed futures, private equity, and hedge funds.  Mr. Sweetman began his career in 1992 as a Senior Auditor with Prudential Insurance Company.  Mr. Sweetman holds an undergraduate degree from Bernard Baruch College, is NASD (Series 7 and 63) and NFA (Series 3) registered, and has been an active member of the Managed Funds Association.

The Subadviser is a limited partnership organized under the laws of the state of Delaware.  The Subadviser is controlled by Perella Weinberg Partners Group LP (“PWP”).

The Subadviser is registered with the SEC as an investment adviser under the Advisers Act.  The Subadviser is exempt from registering as a “commodity trading advisor” with the CFTC under CTFC Rule 4.14(a)(8).  The Subadviser also serves, or may serve, as investment adviser or subadviser to private investment funds, other registered investment companies, and managed accounts.  Biographies of certain of the Subadviser principals having portfolio management responsibility to the Fund (the “Subadviser Managers”) are below:

Christopher Bittman.  Mr. Bittman is a partner of PWP.  Prior to joining PWP, Mr. Bittman was the Chief Investment Officer of the University of Colorado Foundation since 2004.  Prior to being named the first CIO of the Foundation in 2004, he was President and CEO of Jurika & Voyles, a California investment firm.  He began his career on Wall Street as the Western Regional manager for Merrill Lynch’s Business Financial Services Group and was at the time the youngest Regional Manager in the group’s history.  Mr. Bittman graduated from the University of Colorado in 1985 and has served the institution as a volunteer for over 20 years as President of its Alumni Association as well as Trustee and Director of its Foundation and Chair of the Foundation’s Investment Committee.  He also sits as a guest lecturer on investment management at the University’s Leeds School of Business.

Kent Muckel.  Mr. Muckel is a partner of PWP.  Prior to joining PWP, Mr. Muckel was the Chief Investment Officer of Baylor University where he was charged with oversight responsibility of the day-to-day practices and operations of Baylor’s Office of Investments.  Previously, Mr. Muckel held the role of Senior Portfolio Manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation and monitoring of the Foundation’s assets.  From 1999 to 2007 he was with Qwest Asset Management Co. where he started as Manager of Public Equities, and then went on to serve as Vice President for Fixed Income and Vice President and Senior Director for Public Markets.  Mr. Muckel also served as a Senior Asset and Liability Analytics Officer with CoBank.  Mr. Muckel also served as a Senior Investment Analyst with First Data Corp., and as an Investment Analyst and Assistant Portfolio Manager with the Denver Employees Retirement Plan.

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund.  The Adviser’s and Subadviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.

Other Accounts Managed Table

(As of July 1, 2010)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser Managers Subadviser Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Adam Taback	0	0	37	2.29 billion	0	0
Adam Kimball	0	0	37	2.29 billion	0	0
Hazlitt Gill	0	0	37	2.29 billion	0	0
Christopher Bittman	0	0	7	342 million	1	979 million
Kent Muckel	0	0	7	342 million	1	979 million

* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the Adviser and the Subadviser that may pay a performance-based fee:

Performance-Based Fee Accounts Information
(As of July 1, 2010)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0*	0*	5*	$360,796,486*	0*	0*
0**	0**	7**	$342,000,000**	0**	0**

* - Adviser
** - Subadviser

Real, potential or apparent conflicts of interest may arise because the Adviser and the Subadviser have day-to-day portfolio management responsibilities with respect to more than one fund.  Each manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Adviser or Subadviser may vary among these accounts, and the Adviser Managers or Subadviser Managers (collectively, the “Managers”) may personally invest in these accounts.  These factors could create conflicts of interest because the Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not favor certain accounts over others, whether advised by it or an affiliate.  The Subadviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.  The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts.  The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

Compensation

Compensation for the Adviser Managers is a combination of a fixed salary and a bonus. The bonus paid to an Adviser Manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, a traditional benchmark (such as the S&P 500), blended benchmark, or a peer group of funds of hedge funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the Adviser Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support.  The Adviser Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401(k) plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

Compensation for the Subadviser Managers is generally a combination of a fixed salary and a discretionary bonus.  The bonus paid to the Subadviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Managers' execution of managerial responsibilities.  Compensation is generally determined by senior management of PWP and its affiliates.  The Subadviser Managers may also participate in other forms of compensation provided by the PWP and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.  Additionally, as Partners of PWP and its affiliates, the Subadviser Managers may be given an equity interest in the parent companies of the Subadviser and/or related entities.

Ownership

None of the Trustees or officers currently own any Shares.

FEES AND EXPENSES

The Advisory Agreement

Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for selecting investment subadvisers to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies.  With the approval of the Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares determined as of the last Business Day of that month (before any repurchases of Shares).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Shares.

The Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on August 12, 2010, and after the initial two-year period may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Board; by vote of a majority of the outstanding voting securities of the Fund (that is, the lesser of 50% of the outstanding voting securities or 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy); or by the Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties thereunder, (b) reckless disregard by the Adviser of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability whatsoever to the Fund or to any Shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, retention or sale of any security on behalf of the Fund.

The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, which is the address of the Administrator.

The Subadvisory Agreement

The Adviser has retained the Subadviser to act as subadviser to the Fund.  Pursuant to the Subadvisory Agreement, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and the selection and monitoring of Investment Funds and other investments, in consultation with the Adviser.  The Subadviser actively allocates, and from time to time reallocates, the Fund’s assets among various Investment Funds and other investments.  This allocation and reallocation methodology takes into consideration certain market conditions that generally favor certain investment strategies over others.

Administrative, Accounting, Custody, Transfer Agent and Registrar Services

The Administrator provides certain administrative services to the Fund.  The Custodian serves as the Fund’s custodian.  In consideration of these services, the Fund will pay the Administrator and the Custodian the Administration Fee and the Custodian Fee, respectively.  The Administration Fee will be paid monthly and will be determined based upon the Fund’s net assets at the beginning of each calendar month.  The Custodian Fee will be paid monthly and will be determined based upon the Fund’s net assets at the end of each calendar month.  Such fees will vary based on assets of the Fund, subject to certain minimums.  The Administration Fee also includes fixed charges for certain of the services provided by the Administrator.  The Custodian Fee also includes a per transaction charge.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and the principal business address of the Custodian is 1 Wall Street, New York, New York 10286.

The Adviser also acts in an administrative servicing role to the Fund, whereby it provides certain non-management-related services to the Fund.  These services include, among others, providing reports to the Fund, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to the Fund.  The Adviser’s administrative services are provided as part of the Management Fee.

The Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Fund’s Declaration of Trust, the expenses incurred in offering and selling Shares, and other legal, accounting, and administrative expenses related thereto.  Organizational costs for the Fund will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the Fund’s first 12 months of operation.

Investment Fund Fees

The Fund also indirectly bears fees and expenses as an investor in Investment Funds.  It is expected that Investment Fund fees will generally range between 0.35% and 3.00% annually of amounts invested in such Investment Funds.  The Investment Managers will generally receive a management fee based on a percentage of the Investment Fund’s assets, and may also receive incentive compensation equal to a percentage of the appreciation of the applicable Investment Fund as of the end of each performance period for which such incentive compensation is determined.  The performance period may be based on a calendar year or other period such as a calendar quarter.

Each Investment Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of service providers, such as a custodian and administrator.  Because the fees and expenses reduce the net return to the Fund, a Shareholder indirectly bears these expenses and fees.

Other Expenses of the Fund

The Fund ordinarily will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

●	the Management Fee;

●
all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in the Investment Funds; provided, that the Subadviser will pay the cost of any research it conducts pursuant to its obligations under the Subadvisory Agreement;

●	all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws, including any regulatory filings;

●	all fees paid to the Independent Trustees as compensation for serving in such capacity;

●
attorneys’ fees and disbursements associated with updating the Fund’s registration statement, this Memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials;

●
the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund, and any extraordinary expenses;

●	all costs and expenses associated with the Fund’s repurchase offers;

●	the fees payable to custodians and other persons providing administrative services to the Fund and out-of-pocket expenses they incur on the Fund’s behalf;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or indemnitees;

●	all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Shareholders;

●	all expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

●	such other types of expenses as may be approved from time to time by the Board.

The Investment Funds bear all expenses incurred in connection with their operations. These expenses generally will be similar to those incurred by the Fund.  Investment Funds generally will bear asset-based management fees and performance-based incentive compensation of the Investment Managers, which will generally reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Fund. These expenses, fees, and allocations will be in addition to those incurred by the Fund itself.  See “FEES AND EXPENSES – Investment Fund Fees” for more information.

Expense Limitation Agreement

Through the later of (i) September 30, 2011, or (ii) twelve months from the date the Fund commences operations, the Adviser has contractually agreed to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), costs associated with Investment Funds, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee).  In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate of 2.25%.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.

CONTROL PERSONS

Before the commencement of the Fund’s operations, the Adviser (or an affiliate of the Adviser) may be deemed to control the Fund.

An investment vehicle sponsored and controlled by an affiliate of the Subadviser will invest the initial seed capital in the Fund at the commencement of the Fund’s investment operations.  This investment vehicle includes assets only from affiliates of the Subadviser, such as partners and employees, and the founding investors of PWP and its affiliates.  If such investment vehicle retains its investment in the Fund, there may be periods when the Subadviser is deemed to control the Fund.  Such investment vehicle may participate in any repurchase offer to Shareholders made by the Fund, and has no obligation to maintain all or any portion of its investment in the Fund.

SUBSCRIPTIONS FOR SHARES

Subscription Terms

The Fund intends to accept initial and additional subscriptions for Shares on Subscription Dates, which occur only once each month, effective as of the opening of business on the first calendar day of the month at the relevant net asset value per Share of the Fund as of the close of business on the last calendar day of the prior month.  In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement.  Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date.  Subscription proceeds must be delivered by wire.  The Fund will not accept checks.

Shares will be sold at the then-current net asset value per Share as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000 in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Shares.

Shares will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.

Except as otherwise permitted by the Fund, initial and any additional investments in the Fund by any Shareholder must be made in U.S. dollars, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional investments in the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each potential Shareholder must also represent and warrant in the Subscription Agreement, among other things, that the Shareholder is an Eligible Investor as described below and is purchasing Shares for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Shares.

Shareholder Qualifications

Each investor in the Fund will be required to represent that he, she or it is acquiring Shares directly or indirectly for the account of an Eligible Investor.

Each investor in the Fund must certify that the Shares subscribed for are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the 1933 Act.

An “accredited investor” is one or more of the following:

●	Any bank, as defined in Section 2(13) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

●	Any insurance company as defined in Section 2(a)(13) of the 1933 Act;

●	Any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act;

●	Any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

●
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

●
Any natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Shares that exceeds $1,000,000, excluding the value of the primary residence of such natural person (“Net worth” for this purpose means excess of total assets at fair market value over total liabilities. For the purposes of determining "net worth", the principal residence owned by a natural person shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that liabilities attached to such residence exceed the fair market value of the residence);

●	Any private business development company as defined in Section 202(a)(22) of the Advisers Act;

●
Any trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Shares and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

●	Any Trustee or executive officer of the Fund;

●
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

●
Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

●
Any organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000; or

●	An entity in which all of the equity owners meet the qualifications set forth above.

After their initial purchase, existing Shareholders purchasing additional Shares of the Fund will be required to verify their status as Eligible Investors at the time of the additional purchase. Shareholders must complete and sign a Subscription Agreement or other documents verifying that they meet the applicable requirements before they may invest in the Fund.

Various brokers that enter into selling agreements with the Placement Agents, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Fund’s requirement that a Shareholder be an Eligible Investor.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder of the Fund will have the right to require the Fund to redeem those Shares. There is no public market for Shares, and none is expected to develop. Shares are generally not freely transferable, and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund. Any transfer of Shares in violation of the Fund’s Declaration of Trust, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund from time to time will offer to repurchase outstanding Shares pursuant to written tenders by Shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Shares.

The Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares from the Fund. If a repurchase offer is oversubscribed by Shareholders (and not increased by the Board), the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Board will consider a variety of factors. The Board expects that the Fund will ordinarily offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Shares from Shareholders with a valuation date of March 31, 2011.  The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 Business Days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.  The Board will consider the following factors, among others, in making its determination:

(1)           whether any Shareholders have requested to tender Shares to the Fund;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing Shares; and

(6)           the economic condition of the securities markets.

In order to finance the repurchase of Shares pursuant to the repurchase offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds.

The Fund will make repurchase offers, if any, to all of its Shareholders on the same terms. This practice may affect the size of the Fund’s offers. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate a portion of its Investment Fund interests earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Shares.

When Shares are repurchased by the Fund, Shareholders will generally receive cash distributions equal to the value of the Shares repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure” for more information.  Repurchases will be effective after receipt of all eligible written tenders of Shares from Shareholders and acceptance by the Fund.

Investment Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses in connection with the valuation or liquidation of such securities. In such circumstances, the Adviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund.

Repurchase Procedures

The Fund generally will need to effect redemptions from the Investment Funds to pay for the repurchase of the Fund’s Shares. Due to liquidity constraints associated with the Fund’s investments in certain of the Investment Funds, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of the applicable Valuation Date.  “Valuation Date” means any date chosen or authorized by the Board, in its discretion, as the valuation date for a repurchase offer.

Generally, Shares being tendered by Shareholders pursuant to a repurchase offer generally will need to be tendered by Shareholders at least thirty (30) days prior to the applicable Valuation Date.  The Fund intends to make an initial payment (“Initial Payment”) for repurchased Shares as follows: For Shareholders tendering only a portion of their Shares, the Fund intends to pay 100% of the estimated unaudited net asset value of the Shares repurchased determined as of the Valuation Date relating to such Shares.  For Shareholders tendering all of their Shares, the Fund intends to pay 95% of the estimated unaudited net asset value of the Shares repurchased determined as of the Valuation Date, such payment to be made as of the later of (1) the 45th day after the Valuation Date, or (2) in the sole discretion of the Adviser, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of Shares, within ten Business Days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds.  The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited net asset value, the balance of such estimated net asset value.  The Fund will pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the fiscal year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.  (It is expected that the Fund’s annual audit will be completed within 60 days after the end of each fiscal year.)  The Board may, however, pay a portion of the repurchase price in securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such securities.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Shares from Shareholders with a valuation date of March 31, 2011.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 2% redemption fee payable to the Fund.  In determining whether the repurchase of Shares is subject to a redemption fee, the Fund will repurchase those shares held the longest first.

If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase (and not increased), the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder.  In addition, a Shareholder who tenders for repurchase only a portion of its Shares will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $50,000.  The Fund maintains the right to reduce the portion of Shares to be repurchased from a Shareholder so that the required minimum capital account balance is maintained, or to repurchase all of the tendering Shareholder’s Shares.

Repurchases of Shares by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with such rules.

Mandatory Repurchase by the Fund

The Declaration of Trust provides that the Fund may repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if:

●	Shares have been transferred or such Shares have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Shareholder;

●
Ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

●	Continued ownership of the Shares may subject the Fund or any of its Shareholders to an undue risk of adverse tax or other fiscal consequences;

●	Any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or

●	It would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Shares.

Shareholders whose Shares, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Shareholder’s purchase of Shares.

Transfers of Shares

No person will become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Board (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  Notice of a proposed transfer of Shares must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $50,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated.  If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the Shares, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee acquiring Shares or a portion thereof by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder, will be entitled to the distributions with respect to the Shares or a portion thereof so acquired, to transfer the Shares or a portion thereof in accordance with the terms of the Declaration of Trust and to tender the Shares or a portion thereof for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust.

In purchasing Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Subadviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

DISTRIBUTION POLICY

The Fund intends to pay distributions on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Fund intends to make quarterly distributions of interest income and annual distributions of dividend and other income and gains.  All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”), unless a Shareholder has elected not to participate in the DRP.  Election not to participate in the DRP, and to have all income dividends and/or capital gain distributions, if any, paid directly to the Shareholder rather than having such dividend or distribution reinvested in the Fund, must be made by indicating such election in the Subscription Agreement or by notifying the Shareholder’s Intermediary (who should be directed to inform the Fund).  Payments will vary in amount, depending on investment income earned and expenses of operation.

It is anticipated that most gains or appreciation in the Fund’s investments would generally be taxed as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to U.S. tax.

The net asset value of each Share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that a Shareholder actually or constructively receives in respect of that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the DRP, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares.  Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by indicating such election in the Subscription Agreement or by notifying the Shareholder’s Intermediary (who should be directed to inform the Fund).  A Shareholder is free to change this election at any time.  If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period.  A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash.

Shares will be issued pursuant to the DRP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment.  The Fund may terminate the DRP at any time upon written notice to the participants in the DRP.  The Fund may amend the DRP at any time upon 30 days’ written notice to the participants.  Any expenses of the DRP will be borne by the Fund.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last Business Day of each fiscal period. Such computation is expected to occur on a monthly basis and other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period end.  The net asset value of the Fund will equal the value of the assets of the Fund less all of the Fund’s liabilities, including accrued fees and expenses.

The Board has also established procedures for the valuation of investment securities held directly by the Fund (i.e. securities other than interests in Investment Funds). In general, those procedures are as follows:

Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value.

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1)	If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2)
If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “ask” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	At the last sale price available to the pricing service approved by the Board; or

(2)
At the last sale price obtained by the Fund or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3)	At the mean between the “bid” and “ask” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “ask” prices determined by a pricing service approved by the Board or obtained by the Fund or the Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1)	Debt instruments that have a maturity of more than 397 days when issued;

(2)	Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3)	Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4)	Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts, so long as such valuations are determined by the Board to represent fair value.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Fund or the Adviser may use pricing services approved by the Board.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Subadviser will monitor the accuracy of the pricing services, subject to oversight by the Adviser. Such monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.  The Board will monitor periodically the reasonableness of valuations provided by any pricing service.

The closing prices in the London foreign exchange market on a particular Business Day that are provided by a bank, dealer, or pricing service that the Subadviser and/or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

The Board has also approved procedures pursuant to which the Fund values its investments in private Investment Funds (“Hedge Funds”) at fair value. As a general matter, the fair value of the Fund’s interest in a Hedge Fund will represent the amount that the Fund could reasonably expect to receive from the Hedge Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund’s valuation policies and reported by the Investment Manager at the time of such valuation to the Fund or the Administrator. The pricing provided by Hedge Funds will ordinarily be reviewed and confirmed by the Subadviser, subject to oversight by the Adviser.  In its review and confirmation, the Subadviser will normally rely on valuation information provided by the Investment Managers or administrators of such Hedge Funds as being the “fair value” of such investments.  Under some circumstances, the Fund, the Subadviser or the Adviser may determine, based on other information available to the Fund, Subadviser or the Adviser, that a Hedge Fund’s reported valuation does not represent fair value. In addition, the Fund may not have a Hedge Fund’s reported valuation as of a particular fiscal period end — for example, in the event that a Hedge Fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Hedge Fund.  Any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

When investing in any Hedge Fund, the Subadviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund.  As a general matter, such review will include a determination of whether the Hedge Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Subadviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Subadviser will review the valuations provided by Hedge Fund Investment Managers, none of the Subadviser, the Adviser or the Board will be able to confirm independently the accuracy of valuation calculations provided by Hedge Fund Investment Managers.

Securities other than interests in Hedge Funds (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If the Fund or the Subadviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

The Fund’s valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its portfolios. The Subadviser, the Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Investment Manager does not represent the fair value of the Fund’s interests in the Hedge Fund. Although redemptions of interests in certain of the Hedge Funds are subject to advance notice requirements, the Hedge Funds will typically make available net asset value information to their investors that will represent the price at which, even in the absence of redemption activity, the Hedge Funds would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of such Hedge Funds.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by Hedge Fund Investment Managers upon which the Administrator calculates the Fund’s fiscal period end net asset values, may be subject to later adjustment by the Investment Manager, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of Hedge Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Hedge Funds will be reflected in the Fund’s net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Shareholder would receive upon the repurchase of Shares, as described above in “REPURCHASES AND TRANSFERS OF SHARES — Repurchase Procedures,” or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s investment will be revalued in a manner that the Subadviser and/or Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the valuation policies utilized by the Subadviser and the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Subadviser, Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Subadviser and the Adviser act as investment adviser to other clients that may invest in securities for which no public market price exists.  The Subadviser, Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients.  Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective shareholders should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or the Investment Manager should prove incorrect. Also, the Investment Manager will only provide determinations of the net asset value of Investment Funds on a periodic basis.  Consequently, it may not be possible to determine the net asset value of the Fund more frequently.

VOTING

Each Shareholder of the Fund will be entitled to cast at any meeting of Shareholders a number of votes equivalent to the aggregate net asset value of such Shareholder’s Shares as of the record date for such meeting.  The Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Shareholders as the record date for determining eligibility to vote at such meeting and the number of votes that each Shareholder will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the meeting.

Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund is requested to vote on matters pertaining to an Investment Fund that is a registered investment company, the Fund will vote the shares held by it in the same proportion as the vote of all other holders of interests in such Investment Fund.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an unregistered Investment Fund (which it intends to do in order to comply with certain applicable regulations), it will not be able to vote on matters that require the approval of the investors of the unregistered Investment Fund, including a matter that could adversely affect the Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Information regarding how the Fund voted proxies during the most recent 12-month period ended September 30, 2011 will be available: (i) without charge, upon request, by calling collect (415) 371-4000; and (ii) on the SEC’s website at http://www.sec.gov.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser

The Adviser may provide advice to other pooled investment vehicles with similar investment strategies requiring allocation of investment instruments, including the Investment Funds (“Investment Instruments”), or determination of the order of the execution of transactions.  The Adviser will allocate investment opportunities fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.

The Adviser will supervise the allocation of transaction costs and Investment Instruments among accounts.  The Chief Compliance Officer of the Adviser will review trading activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities among accounts fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

The Subadviser

The Subadviser provides investment advice to client accounts, including separate accounts, private funds, registered investment companies and other pooled investment vehicles (any or all of which may contain assets of the Subadviser, its affiliates or related parties and may be considered proprietary accounts), that have similar investment strategies to the Fund requiring allocation of investment opportunities and instruments, including, but not limited to, investments in Investment Funds (collectively, “Investment Instruments”), or determination of the order of the execution of certain transactions.  The Subadviser intends to allocate Investment Instruments fairly and equitably over time and not to favor certain accounts over others.  There may be circumstances, however, under which the Subadviser may cause certain accounts to commit a larger percentage of their respective assets to an investment opportunity, or invest on a basis that may be materially different, than to which the Subadviser commits the Fund's assets, or vice versa. There also may be circumstances under which the Subadviser considers participation by certain accounts in Investment Instruments in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

The Subadviser reviews trading activity on a regular basis to confirm that it is not unfairly favoring certain clients’ accounts over others, over time.  Determination of whether an allocation is unfair will depend on, among other things, the individual facts and circumstances and the client accounts’ needs and objectives.  The Subadviser intends to make reasonable efforts to allocate opportunities among accounts fairly and equitably over time in view of, among other considerations, the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts; tax, legal, and regulatory considerations; asset levels and cash flow considerations; portfolio liquidity; timing and size of capital contributions and redemptions; market conditions; whether certain accounts would receive nominal or de minimis allocation amounts; and other criteria deemed relevant by the Subadviser in good faith.

The Subadviser generally will seek to aggregate transaction orders for its client accounts when: (i) it believes that aggregating transaction orders would be advantageous to all of the participant accounts, or for efficiency or other appropriate purposes, and (ii) consistent with legal, contractual and other obligations imposed upon the Subadviser and its client accounts.  The Subadviser, in determining whether to aggregate transaction orders for client accounts, will consider various factors, including, among others: the times when transaction orders are placed or received by the trading desk; whether there are minimum transaction amounts; and whether accounts are subject to legal, contractual or other restrictions on their ability to participate in certain or aggregated investment opportunities.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Subadviser for its accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for client accounts managed by the Subadviser, which could limit the size of the Fund's position; (2) the difficulty of liquidating an investment for client accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument, and there is a limited availability of such options or other instruments.  The Subadviser may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) involving the Fund and other accounts with respect to an investment without first obtaining exemptive relief from the SEC.

The Subadviser, its principals, officers, employees, affiliates and related parties, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, affiliates and related parties of the Subadviser that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

Except in accordance with applicable law, the adviser, the subadviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the fund. However, subject to certain conditions imposed by applicable rules under the 1940 act, the fund may effect certain principal transactions in securities with one or more accounts managed by the adviser or the subadviser, except for accounts as to which the adviser, the subadviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the adviser, the subadviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the adviser or the subadviser has determined it would be appropriate for the fund to purchase (or sell), and the adviser or subadviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser, the Subadviser and their affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

TAXES

THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A TAXPAYER.  A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by Shareholders that are United States persons (as defined in the Code). This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on ordinary dividend distributions by the Fund.  By contrast, if a non-U.S. Shareholder invested directly in the non-U.S. Investment Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Investment Funds would generally not be subject to withholding tax.  Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors.

Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law.  As such, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (that is, the excess of long-term capital gains over short-term capital losses) that it distributes to Shareholders.  To qualify for this treatment, the Fund must meet three numerical tests each year.

First, at least 90% of the annual gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of its taxable year, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets can be invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships.

Third, a RIC must distribute annually at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, a RIC must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.  With respect to passive foreign investment company (“PFIC”) stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution as if the Fund had a taxable year ending on October 31.  See “—Investments in Passive Foreign Investment Companies” below.  The required distribution with respect to foreign currency gains treated as ordinary income under Section 988 is also based upon the twelve-month period ending October 31.  With respect to all other ordinary taxable income, the Fund must calculate the distribution with respect to excise tax based on the calendar year.

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC.  If for any taxable year the Fund were to fail to qualify as a RIC, (i) all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders and (ii) Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits (treated as qualified dividend income taxable at reduced rates in taxable years beginning before January 1, 2011), and corporate Shareholders could be eligible for the dividends-received deduction.  In addition, in order to re-qualify as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Distributions to Shareholders

The Fund contemplates declaring and distributing to Shareholders all or substantially all of its taxable income in the form of quarterly dividends with respect to interest income and annual dividends with respect to dividend income,  gains and other income.  In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions are taxable whether they are received in cash or reinvested in Fund Shares.  The Fund expects that its distributions will generally be taxable to Shareholders at ordinary income rates, although any capital gain dividends paid by the Fund will be taxable to Shareholders as long-term capital gain.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains, if any, from the foreign Investment Funds in which it invests will be treated as ordinary income for U.S. federal income tax purposes.  The Fund may realize long-term capital gains in connection with its investment in mutual funds and exchange traded funds, in which case a portion of its distributions to Shareholders may qualify for lower tax rates applicable to long-term capital gains.  Likewise, a portion of the Fund’s dividends paid to Shareholders that are corporations may be eligible for the “dividends received” deduction, but the Fund does not expect this portion to be significant.

Distributions of net capital gain, if any, designated as capital gains dividends will be taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Fund Shares.  Because of the Fund’s expected concentration of investments in PFICs, however, the Fund’s distributions generally will be taxable as ordinary income to the Shareholders.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gain from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss will be measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

The maximum tax rate applicable to long-term capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets).  The maximum 15% federal income tax rate on long-term capital gain is scheduled to increase to 20% for tax years beginning after 2010.

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares.  In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Shareholder acquires other Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares.  Any disallowed loss will result in an adjustment to the Shareholder’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege.  Any disregarded amounts will result in an adjustment to the Shareholder’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as PFICs for federal income tax purposes.

The Fund generally intends to elect to “mark to market” shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  The Fund’s basis in PFIC shares will be increased by the amount of mark-to-market income recognized with respect to such shares and decreased by the amount of any deduction allowed for mark-to-market loss with respect to such shares.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Fund may need to borrow money or to dispose of interests in Investment Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund’s recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.  The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Shareholders, and such excess distributions must be taken into account for purposes of the RIC qualification and excise tax distribution requirements.

As described above, a RIC must distribute annually at least 90% of its investment company taxable income and tax-exempt income.  For purposes of this distribution requirement, the mark-to-market income with respect to PFIC shares owned by the Fund will be determined annually as of the last day of the Fund’s tax year, which is September 30.   For purposes of determining the distributions the Fund must make in order to avoid the 4% federal excise tax described above, such PFIC shares will be marked to market as of October 31 each year.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on income or gains attributable to Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds.  U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Adviser, the Subadviser nor the Investment Managers are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in a Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser, the Subadviser or one or more Investment Managers of the Investment Funds in which the Fund invests, or with other entities that are affiliated with the Adviser, the Subadviser or the Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Adviser, the Subadviser or the Investment Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CODE OF ETHICS

The Fund, the Adviser and the Subadviser have each adopted a code of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Adviser and the Subadviser, as well as employees of the Adviser and the Subadviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

The codes of ethics are included as an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

BROKERAGE

The Fund

It is the policy of the Fund to obtain the best execution of its direct investment portfolio transactions, if any, taking into account certain factors as set forth below.  In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases may be, but generally are not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions, including direct investments, may be subject to transaction expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Subadviser, Placement Agents, any of their affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund, the Placement Agents, the Adviser, the Subadviser, or their affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Placement Agents, the Adviser, the Subadviser, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Subadviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Subadviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Subadviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Subadviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of such Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Fund will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds.  It is expected that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions as the Fund.  The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, certain Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above for the Fund and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

DISTRIBUTION ARRANGEMENTS

General

The Placement Agents for the Fund are Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, Wells Fargo Investments, LLC and Alternative Strategies Brokerage Services, Inc.  The Placement Agents or other Intermediaries that enter into agreements with the Placement Agents may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Shareholder accounts.  Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Shareholders should direct any questions regarding any such fees to the relevant Intermediary.  The Fund in the future may engage additional placement agents.

The Adviser or its affiliates may pay from their own resources (including from fees attributable to the Fund) additional compensation to the Placement Agents, to other of their affiliates, and to Intermediaries, in connection with subscriptions for Shares or servicing of Shareholders.  Intermediaries or their personnel may receive greater compensation in connection with subscriptions for Shares than they would have received in connection with subscriptions for shares of other investment funds.  Prospective investors also should be aware that these payments could create incentives on the part of the Intermediaries to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the relevant Intermediary directly.

Shares will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.

Subsequent to the initial offering, it is expected that Shares will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board.  The Board may discontinue accepting subscriptions at any time.

The maximum compensation payable to all member firms (in the aggregate) of the Financial Industry Regulatory Authority participating in the Fund’s distribution will be 7.25% of the Fund’s offering proceeds.

Purchase Terms

The Fund intends to seek exemptive relief from the SEC to offer shares of the Fund with different terms than those described herein.  The fees and expenses of such future classes may vary from the initial shares offered and will be offered under a revised memorandum if and when any such relief is obtained.  The Fund intends to accept initial and additional subscriptions for Shares only once each month, effective as of the opening of business on the first calendar day of the month (each such day, a “Subscription Date”) at the relevant net asset value per Share of the Fund as of the close of business on the last calendar day of the prior month.  In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement.  Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date.  Subscription proceeds must be delivered by wire.  The Fund will not accept checks.

Shares will be sold at the then-current net asset value per Share as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000, in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Shares.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust.  An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”). The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Liability; Indemnification

Under Delaware law and the Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares.  The Declaration of Trust provides that the Trustees and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Amendment

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the 1940 Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the Declaration of Trust; (ii) to the Declaration of Trust’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the 1940 Act.  Following dissolution, the Trustees may liquidate the Fund by (i) selling the Fund’s assets to another entity in exchange for interests in the acquiring entity, (ii) selling all of the Fund’s assets for cash or (iii) distributing the Fund’s assets in-kind to Shareholders.  Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder.  Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

Reports to Shareholders

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for Shareholders to complete federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send a semi-annual and an audited annual report to Shareholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.  Semi-annual reports from the Adviser regarding the Fund’s operations during each fiscal semi-annual period will also be sent to Shareholders.  The Adviser may provide additional periodic reporting.

Fiscal Year

For tax and accounting purposes, the Fund’s fiscal year is the 12-month period ending on September 30. The first fiscal year of the Fund will commence on the date of the initial closing and will end on September 30, 2011.  In certain circumstances, the Fund may be required to adopt a taxable year ending on another date.

ACCOUNTANTS AND LEGAL COUNSEL

KPMG LLP serves as the Fund’s independent registered public accounting firm.

K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111, acts as counsel to the Fund.

GENERAL INFORMATION

The Fund is registered under the 1940 Act as a closed-end management investment company.  The Fund was formed as a business trust under the laws of the State of Delaware on July 29, 2010.  The Fund will have its principal offices at c/o Alternative Strategies Group, Inc., 401 South Tryon Street, Charlotte, NC  28288, or at such other place as may be designated from time to time by the Board.  The Fund will have its registered office in Delaware at Corporation Service Company and will have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.  The Adviser’s telephone number is (866) 440-7460.

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

PRIVATE AND CONFIDENTIAL

ALTERNATIVE INVESTMENTS

_____________________________________ Name of Offeree

_____________________________________ Copy Number

Subscription Agreement ASGI Agility Income Fund

Important Information About Opening Your New Account
 To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

SUBSCRIPTION DOCUMENTS

ASGI AGILITY INCOME FUND

INVESTMENT PROCEDURES

Prospective investors in ASGI Agility Income Fund (the "Fund") should read the Private Placement Memorandum for the Fund and the Fund's Agreement and Declaration of Trust as well as this booklet prior to subscribing for shares of beneficial interest (a "Share") of the Fund. Shares will be offered only once each month, effective as of the opening of business on the first Calendar Day of that month ("Subscription Day").

Subscription Agreement Signature Pages:Please complete the Investor Application Supplement and return it, along with all applicable required documents (see Appendix A), no later than ten (10) Business Days before the proposed Subscription Day to:

Wells Fargo Bank, N.A.
Alternative Strategies Group
333 Market Street, 29th Floor (A0119-291)
San Francisco, CA 94105

"Business Day" means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board of Trustees may determine in its sole and absolute discretion. If you are purchasing Shares with any person other than your spouse, each of you must fill out a separate Investor Application Supplement and return both completed supplements to the Fund in the same envelope. If you are purchasing Shares with your spouse, you must both sign the Investor Application Supplement. If the Subscriber is an entity, the Investor Application Supplement may be completed by a duly authorized officer or agent on behalf of a Subscriber. Any person signing the Investor Application Supplement in a representative capacity should type or print the name of the Subscriber, the name of the person signing the Investor Application Supplement and the capacity in which he or she is signing.

Evidence of Authorization: Subscribers that are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the subscription documents. Partnerships must submit a copy of the certified partnership certificate (in the case of limited partnerships) or partnership agreement identifying general partners. Trusts must submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s).

Please also complete Form W-9 (for investors who are "United States persons" as defined in the Internal Revenue Code of 1986, as amended).

The subscription amount must be received on or before the close of business (EST) three (3) Business Days before the proposed Subscription Day.

Upon approval of the investor's subscription, a contract note affirming the investment will be delivered to the investor, their nominee and/or name interested parties. If the subscription is not accepted, payment will be returned to the prospective investor, and the prospective investor will be notified.

For additional information, please contact Alternative Strategies Group, Inc. at (866) 440-7460.

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Re: ASGI Agility Income Fund - Issuance of Shares of Beneficial Interest

Dear Sir or Madam:

The undersigned (the "Investor") wishes to become a shareholder (a "Shareholder") of ASGI Agility Income Fund (the "Fund"), a Delaware statutory trust, which is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended (the "Company Act").

The Fund will offer and sell to investors shares of beneficial interests in the Fund ("Shares"), which Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), but rather are being made available privately by the Fund pursuant to the private placement exemption from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D ("Regulation D") promulgated there under by the Securities and Exchange Commission (the "SEC") on the basis of the Private Placement Memorandum of the Fund, as it may be updated, supplemented or modified from time to time (the "Memorandum"). The Investor wishes to purchase Shares in the Fund upon the terms and conditions set forth herein, in the Memorandum and in the Fund's Agreement and Declaration of Trust, as amended from time to time (the "Declaration of Trust"). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Declaration of Trust, or if not defined therein, in the Memorandum. The Investor acknowledges that this subscription agreement, including all exhibits and attachments (the "Subscription Agreement"), does not constitute an offer by the Fund to sell Shares to the Investor, but is merely a request for information.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND'S DECLARATION OF TRUST. FURTHERMORE, THE SHARES ARE NOT TRANSFERABLE WITHOUT THE CONSENT OF THE FUND, WHICH CONSENT MAY BE GRANTED OR DENIED IN ITS DISCRETION. THERE WILL BE NO PUBLIC MARKET FOR THE SHARES. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN SHARES FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO HOLDERS OF SHARES ("SHAREHOLDERS"), THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE SHARES PURSUANT TO WRITTEN TENDERS BY SHAREHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND'S BOARD OF TRUSTEES, IN ITS SOLE DISCRETION. HOWEVER, SHAREHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR SHARES IN THE FUND.

AN INVESTMENT IN THE SHARES IS SUBJECT TO SUBSTANTIAL RISKS. NO PERSON SHOULD INVEST IN THE SHARES WHO CANNOT AFFORD THE LOSS OF HIS ENTIRE INVESTMENT. SEE "RISK FACTORS" IN THE ACCOMPANYING MEMORANDUM.

Accordingly, the Investor agrees as follows:

I.	SUBSCRIPTION FOR SHARES

(A)
The Investor agrees to become a Shareholder of the Fund and, in connection therewith, subscribes for and agrees to purchase Shares in and to make a capital contribution (a “Capital Contribution”) to the Fund. Payment for Shares must be received by wire three (3) Business Days prior to the closing date established by the Fund for the subscription (the “Closing Date”). Any interest earned on the Investor’s payment (the “Payment”) will be invested in the Fund rather than be paid to the Investor, whether the subscription for the Shares is accepted or rejected. The minimum initial investment in the Fund is $50,000. The minimum additional investment is $10,000. The

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minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Trustees of the Fund (“Board of Trustees”).
(B)
The Investor understands and agrees that the Fund reserves the right to reject a subscription for Shares for any reason or no reason, in whole or in part, and at any time prior to its acceptance. If the subscription is rejected, the Payment will be returned promptly to the Investor without deduction and this Subscription Agreement shall have no force or effect. Upon acceptance of this subscription by the Fund, the Investor shall become a Shareholder of the Fund.

II.	REPRESENTATIONS AND COVENANTS OF THE INVESTOR

(A)
The Investor will not sell or otherwise transfer the Shares without registration under the Securities Act, or an exemption therefrom. The Investor understands and agrees that it must bear the economic risk of its investment in Shares for an indefinite period of time (subject to limited rights of repurchase and transfer provided in the Declaration of Trust) because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. The Investor understands that the Fund is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration under the Securities Act. With limited exceptions, the Shares can only be transferred with the prior authorization of the Board of Trustees, which may be withheld in the Board of Trustees’ sole and absolute discretion. The Investor understands and acknowledges that the Board of Trustees in its sole and absolute discretion may cause a mandatory repurchase of all or any portion of the Investor’s Share(s) in accordance with the Declaration of Trust. The Investor also understands that sales or transfers of Shares are further restricted by the Declaration of Trust and state securities laws.

(B)
The Investor has received, carefully read and understands the Declaration of Trust and the Memorandum outlining, among other things, the organization and investment objectives and policies of, and the risks and expenses of an investment in, the Fund. The Investor acknowledges that it has made an independent decision to invest in the Shares and that, in making its decision to subscribe for Shares, the Investor has relied solely upon the Memorandum, the Declaration of Trust and independent investigations made by the Investor. The Investor is not relying on the Fund or Board of Trustees, Alternative Strategies Group, Inc. (the “Adviser”), Perella Weinberg Partners Capital Management LP (the “Subadviser”), the Administrator or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than the Investor’s own advisors. The Investor’s investment in Shares is consistent with the investment purposes, objectives and cash flow requirements of the Investor and will not adversely affect the Investor’s overall need for diversification and liquidity.

The Investor acknowledges that it is not subscribing pursuant hereto for Shares as a result of or pursuant to: (i) any advertisement, article, notice or other communications published in any newspaper, magazine or similar media (including any internet site whose information about the Fund is not password protected) or broadcast over television or radio; or (ii) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, or pursuant to, any of the foregoing.

The Investor has been provided an opportunity to obtain any additional information concerning the offering, the Fund and all other information to the extent the Fund or the Adviser possesses such information or can acquire it without unreasonable effort or expense, and has been given the opportunity to ask questions of, and receive answers from, the Fund or the Adviser concerning the terms and conditions of the offering and other matters pertaining to this investment.

(C)
The Investor has not reproduced, duplicated or delivered the Memorandum, the Declaration of Trust or this Subscription Agreement to any other person, except professional advisors to the Investor or as instructed by the Fund or the Adviser. Notwithstanding the foregoing, the Investor and each employee, representative or other agent of the Investor may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.

(D)	The Investor has such knowledge and experience in financial and business matters that the Investor is capable of

4

evaluating the merits and risks of the Investor’s investment in the Shares and is able to bear such risks. The Investor has evaluated the risks of investing in the Shares, understands there are substantial risks of loss incidental to the purchase of Shares and has determined that Shares are a suitable investment for the Investor.

(E)
The Investor is aware of the limited provisions for repurchase and transfer of Shares, and has read the section of the Memorandum entitled “Repurchases and Transfers of Shares.” The Investor has no need for liquidity in this investment, can afford a complete loss of the investment in the Shares and can afford to hold the investment for an extended period of time. The Investor acknowledges that distributions, including, without limitation, the proceeds of repurchases, may be paid in cash or in kind.

(F)	The Investor is acquiring Shares for its own account, for investment purposes only and not with a view toward distributing or reselling Shares in whole or in part.

(G)
The Investor understands that by investing in the Fund, the Investor is indirectly investing in investment funds, and that the Investor’s Shares will indirectly bear a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne indirectly by the Fund as an investor in such investment funds.

(H)	The Investor understands that:

(1) No federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment; and

(2)
The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement will be relied upon by the Fund and the Adviser in determining the Investor’s suitability as a purchaser of Shares and the Fund’s compliance with federal and state securities laws, and shall survive the Investor’s admission as a Shareholder.

(I)
The Investor has all requisite power, authority and capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the instruments required to be executed and delivered by the Investor in connection with the Investor’s subscription for the Shares, including this Subscription Agreement, and such execution, delivery and compliance does not conflict with, or constitute a default under, any instruments governing the Investor, or violate any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor may be bound. If the Investor is an entity, the person executing and delivering each of such instruments on behalf of the Investor has all requisite power, authority and capacity to execute and deliver such instruments, and, upon request by the Fund or the Adviser, will furnish to the Fund a true and correct copy of any instruments governing the Investor, including all amendments thereto.

(J)
All information that the Investor has provided to the Fund or the Adviser concerning the Investor, the Investor’s status, financial position and knowledge and experience of financial, tax and business matters, or, in the case of an Investor that is an entity, the knowledge and experience of financial, tax and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth herein.

(K)
The Investor understands that the value of a Shareholder’s Shares and repurchases from the Fund under the Declaration of Trust, and the performance of the Fund, may be based on unaudited and in some cases, estimated, valuations of the Fund’s investments and that valuations provided in an Investor’s account statement may be an unaudited, estimated value.

(L)
If the Investor is a Benefit Plan Investor (as defined below) or an employee benefit plan or account of any kind, regardless of whether the plan is subject to U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)(such Benefit Plan Investor, plan, or account are referred to collectively as a “Plan”), the person executing this Subscription Agreement on behalf of the Plan (the “Fiduciary”) represents and warrants to the Fund that:

(1) The Fiduciary is a fiduciary of the Plan who is authorized to invest Plan assets or acting at the direction of a Plan fiduciary authorized to invest the Plan’s assets. The Fiduciary (A) has determined that an investment in the Shares is consistent with the Fiduciary’s responsibilities to the Plan under ERISA or other applicable law, and (B) is qualified to make such investment decision.

(2) The execution and delivery of this Subscription Agreement, and the investment contemplated hereby: (A) has been duly authorized by all appropriate and necessary parties pursuant to the provisions of the instrument or instruments governing the Plan and any related trust; and (B) will not violate, and is not otherwise inconsistent

5

with, the terms of such instrument or instruments.
(3) The Fiduciary acknowledges that the assets of the Fund will be invested in accordance with the investment policies and objectives described in the Memorandum. The Fiduciary has determined that an investment in the Shares meets all requirements of all laws and regulations applicable to the Plan. The Fiduciary has determined that an investment in the Shares is prudent and in the interests of the Plan, considering, among other things: (A) the role that an investment in the Shares would play in the Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the Plan’s purposes, the risk and return factors associated with the investment, the composition of the Plan’s total investment portfolio with regard to diversification, the liquidity and current return of the Plan’s portfolio relative to its anticipated cash flow needs, and the projected return of the Plan’s portfolio relative to its objectives, (B) the fact that the Shareholders may consist of a diverse group of investors (possibly including taxable and tax-exempt entities) and that the Adviser necessarily will not take the investment objectives of any particular Shareholder that are not consistent with those of the Fund into account in managing Fund investments, (C) limitations on the Plan’s right to redeem or transfer Shares, and (D) the tax effects of an investment in the Shares.

(4) The Plan’s purchase and holding of Shares will not constitute a transaction prohibited under ERISA, Section 4975 of the Code, or other applicable law, for which no exemption applies. Neither the Adviser, the Subadviser nor any of their respective affiliates, agents, or employees: (A) exercises any authority or control with respect to the management or disposition of assets of the Plan used to purchase the Shares, (B) renders investment advice for a fee (pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions and that such advice will be based on the particular investment needs of the Plan), with respect to such assets of the Plan, or has the authority to do so, or (C) is an employer maintaining or contributing to, or any of whose employees are covered by, the Plan.

(5) The Fiduciary understands the fee arrangements described in the Memorandum, including any management or performance- or incentive-based compensation or allocation arrangements, and has obtained information (and has had the opportunity to request additional information) regarding such arrangements and the risks associated with them, as necessary to enable the Fiduciary to conclude that such fee arrangements are reasonable and consistent with the interests of the Plan.

(6) Unless otherwise indicated in writing, the Plan is not a participant-directed defined contribution plan and the participants of the Plan do not have the power or authority to direct the investment in the Shares.

(M)
The Investor acknowledges, or, if the Investor is acting as agent, representative or nominee for a subscriber (a “Beneficial Owner”), the Investor has advised the Beneficial Owner, that the Investor or Beneficial Owner, as the case may be, may be charged a placement fee by a Placement Agent (as defined in the Memorandum) that may be an affiliate of the Adviser. The Investor further acknowledges the Adviser may also pay a percentage of the management fee payable to the Adviser that is earned and attributable to such Investor’s Shares to a Placement Agent.

(N)	The Investor represents and warrants that:

(1)(a) Except as disclosed herein, the Investor is the beneficial owner of all assets in the Fund and the Investor does not own or hold such assets as agent, custodian, nominee, trustee or in any similar capacity for or on behalf of any other person; or

(b)     the Investor is the representative for an omnibus position and represents that the Investor: (A) maintains anti-money laundering policies and procedures that comply with applicable law in jurisdictions in which Shares are distributed; (B) takes reasonable steps to determine (i) the true identity of its customers, (ii) the source of its customers’ funds, and (iii) that its customers are not involved in money laundering activities; (C) complies with any other “know your customer” or customer identification requirements under applicable law; and (D) monitors its customers’ transactions in order to detect attempted or actual money laundering involving Shares. Upon the Administrator’s reasonable request, the Investor agrees to promptly provide the Administrator with documentation relating to its anti-money laundering policies and procedures.

(2) all evidence of identity provided to the Fund and/or the Administrator is genuine and all related information furnished is accurate; and

6

(3) that the Investor will provide any information deemed necessary by the Fund, the Adviser or the Administrator in their sole discretion to comply with the Fund’s and/or the Administrator’s anti-money laundering program and related responsibilities from time to time.

(O)
The Investor understands and agrees that the Fund prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (1) in contravention of any applicable laws and regulations, including the Bank Secrecy Act and any other anti-money laundering regulations or conventions, (2) on behalf of terrorists, terrorist organizations and any other persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control’ (“OFAC”), as such list may be amended from time to time, (3) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Fund, after being specifically notified by the Investor in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (4) for a foreign shell bank3 (such persons or entities in (1) – (4) are collectively referred to as “Prohibited Persons”).

(P)
The Investor represents, warrants and covenants that: (1) it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person, and (2) to the extent the Investor has any Beneficial Owners,4 (a) the Investor has all requisite power and authority from the Beneficial Owners to execute and perform the obligations under this Subscription Agreement, (b) the representations, warranties and covenants made in this Subscription Agreement are made by the Investor on behalf of itself and the Beneficial Owners, (c) the Investor has carried out thorough due diligence in accordance with applicable laws and regulations, including the Bank Secrecy Act and any other anti-money laundering regulations or conventions, to establish the identities of such Beneficial Owners, (d) no such Beneficial Owners are Prohibited Persons, (e) it holds the evidence of the identity of each Beneficial Owner and will maintain all such evidence for at least five years from the date as of which the Fund repurchased all of Investor’s remaining Shares in the Fund, and (f) it will make available such information and any additional information requested by the Fund or the Administrator from time to time.

(1) The OFAC list may be accessed on the Internet at http://www.treas.gov/ofac.

(2)   Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international fmancial transactions on behalf of the senior foreign political figure.

(3)   Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate. A post office box or electronic address would not be considered a physical presence. A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

(4)   Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the sponsor of a pension plan exempt from taxation; and (viii) any person being represented by the Investor in an agent, representative, intermediary, nominee or similar capacity. If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.

7

(Q)
If any of the representations, warranties or covenants in paragraphs (N), (0) and (P) of this Section II ceases to be true or if the Fund no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Fund or the Administrator may, in accordance with applicable regulations, freeze the Investor’s investment, either by prohibiting additional investments, declining or suspending any repurchase requests and/or segregating the assets constituting the investment, or the Investor’s investment may immediately be redeemed by the Fund, and the Fund or the Administrator may also be required to report such action and to disclose the Investor’s identity to OFAC or other authority.

(R)
The Investor understands and agrees that any repurchase proceeds paid to it will be paid to the same account from which the Investor’s investment in the Fund was originally remitted, unless the Fund, in its sole discretion, agrees otherwise. The Investor recognizes that the Administrator, in accordance with the Administrator’s anti-money laundering (“AML”) procedures, reserves the right to prohibit the movement of any monies if all due diligence requirements have not been met, or, if for any reason, the Administrator feels that the origin of the funds or the parties involved is suspicious. In the event that the movement of monies is withheld in accordance with the Administrator’s AML procedures, the Administrator’s personnel will strictly adhere to all applicable laws, and will notify the Fund as soon as professional discretion allows or as otherwise permitted by law.

(S)
The Investor agrees that this Subscription Agreement, the Memorandum and all financial statements, tax reports, portfolio valuations, reviews or analyses of potential or actual investments, reports or other materials prepared or produced by the Fund and/or the Adviser and all other documents and information concerning the affairs of the Fund, and its investments (collectively, the “Confidential Information”), that the Investor may receive pursuant to or in accordance with this Subscription Agreement, or otherwise as a result of its ownership of Shares, constitute proprietary and confidential information about the Fund, and/or the Adviser (the “Affected Parties”). The Investor acknowledges that the Affected Parties derive independent economic value from the Confidential Information not being generally known and that the Confidential Information is the subject of reasonable efforts to maintain its secrecy. The Investor further acknowledges that the Confidential Information is a trade secret, the disclosure of which is likely to cause substantial and irreparable competitive harm to the Affected Parties and their respective businesses. The Investor shall not reproduce any of the Confidential Information or portion thereof or make the contents thereof available to any third party other than a disclosure on a need-to-know basis to the Investor’s legal, accounting or investment advisers, auditors and representatives (collectively, “Representatives”) without the prior consent of the Fund and/or the Adviser, except to the extent compelled to do so in accordance with applicable law (in which case the Investor shall promptly notify the Adviser and the Fund of the Investor’s obligation to disclose any Confidential Information) or with respect to Confidential Information that otherwise becomes publicly available other than through breach of this provision by the Investor. The Investor agrees to notify the Investor’s Representatives about their obligations in connection with Confidential Information and will further cause such Representatives to abide by the aforesaid provisions relating to Confidential Information. The Investor understands and agrees that, although the Fund will use its reasonable efforts to keep the information provided in the answers to this Subscription Agreement strictly confidential, the Fund may present this Subscription Agreement and the information provided in answers to it to such parties as it deems advisable if called upon to establish the availability under any applicable law of an exemption from registration of the Shares, the compliance with applicable law and any relevant exemptions thereto by the Fund or its Board of Trustees, the Adviser, the Administrator or their affiliates or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Fund or its Board of Trustees, the Adviser, the Administrator or their affiliates are a party or by which they are or may be bound. The Fund may also release information about the Investor if directed to do so by the Investor, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation.

8

III.	GENERAL

(A)
The Investor agrees to indemnify and hold harmless the Fund and its Board of Trustees, the Adviser, the Subadviser, the Administrator and each of their affiliates, and each other person, if any, who controls, is controlled by or is under common control with any of the foregoing within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon (i) any false representation or warranty made by the Investor, or breach or failure by the Investor to comply with any covenant or agreement made by the Investor, in this Subscription Agreement or in any other document furnished by the Investor to any of the foregoing in connection with this transaction or (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor. The Investor also agrees to indemnify the Fund and its Board of Trustees, the Adviser, the Subadviser, the Administrator and their affiliates and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Investor’s assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

(B)
If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

IV.	TRUSTEE, AGENT, REPRESENTATIVE OR NOMINEE

If the Investor is acting as trustee, agent, representative or nominee for a Beneficial Owner, the Investor understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor (A) with respect to the Investor and (B) with respect to the Beneficial Owner. The Investor further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement. The Investor also agrees to indemnify the Fund and its Board of Trustees, the Adviser, the Subadviser, the Administrator and each of their affiliates and each of their officers and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Investor’s misrepresentation or misstatement contained herein, or the assertion of the Investor’s lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

V.	ADDITIONAL INFORMATION AND SUBSEQUENT CHANGES IN THE FOREGOING REPRESENTATIONS

(A)
The Fund or the Adviser may request from the Investor such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire Shares, and may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold Shares or to enable the Fund or the Adviser to determine the Fund’s or the Adviser’s compliance with applicable regulatory requirements or the Fund’s tax status, and the Investor agrees to provide such information as may reasonably be requested.

(B)
The Investor agrees to notify the Adviser promptly if there is any change with respect to any of the information or representations made herein and to provide the Adviser with such further information as the Adviser may reasonably require.

(C)
This Subscription Agreement may be executed through the appropriate Investor Application Supplement by the use of separate signature pages or in any number of counterparts, which together with the Memorandum constitute the entire agreement between the parties hereto. The counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties do not execute the same counterpart.

(D)
To the extent that state law is not preempted by the provisions of any law of the United States of America, the laws of the state of Delaware (without regard to its conflicts of law principles) govern all matters arising out of or relating to this Subscription Agreement and all transactions contemplated in connection with this Subscription

9

Agreement, including, without limitation, its interpretation, construction, performance, and enforcement. Any disputes under this Subscription Agreement must be brought in the state courts or the Federal courts located in North Carolina and the parties hereby consent to the exclusive jurisdiction and venue of these courts.

(E)	This Subscription Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies.

(F)
No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Subscription Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition hereof.

(G)
Except as otherwise provided herein, this Subscription Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and permitted assigns.

(H)
The Investor understands that any checks sent to the Investor’s registered address or address for notices, or any wire transfers of any repurchase or distribution proceeds sent to the account indicated in the Investor Application Supplement, will constitute payment to the Investor and relieve the Fund of any further obligation to the Investor with respect to the amounts so paid and, if applicable, the Shares thereby repurchased, and the Investor, for itself and any of its estate, heirs, assigns or successors of any kind, release the Fund from any further obligation with respect thereto. The Investor also understands that the Fund may impose such procedures as it deems appropriate before it will accept any change in the Investor’s registered address or the Investor’s address for notices.

(I)
The titles set forth in this Subscription Agreement are for convenience only and shall not be considered part of this Subscription Agreement in any respect, nor shall they in any way affect the substance of any provisions contained in this Subscription Agreement.

10

ASGI Agility Income Fund
Investor Application Supplement

NOTE: THIS DOCUMENT FORMS PART OF THE SUBSCRIPTION AGREEMENT AND MUST BE READ IN

CONJUNCTION WITH THE SUBSCRIPTION AGREEMENT

Part I -Account Ownership/Investor Information

Section A - Registered Holder of Record Information

Registration Name:
                   (Print or type exact legal name in which the Shares will be registered)

Registered Subscribers Legal Address (No P.O. Boxes)

Attention:

Address Line 1:

Address Line 2:

City:	State:	Postal Code:

Phone:	Fax:	Email:

Section B - Investor Type

[ ] Individual Account [ ] Revocable Trust [ ] Limited Liability Company	[ ] [ ] [ ]	Joint Account Irrevocable Trust Limited Partnership or Limited Liability Partnership	[ ] [ ] [ ]	Individual Retirement Account Corporation Employee Benefit Plan or Keogh Plan

[ ] Other:

11

 Section C - Correspondence Preference

Unless otherwise indicated, all tax information will be sent to the Registered Holder. If tax information should be sent to a party other than the Registered Holder please list their contact information in the Address for Tax Communications section below.

[ ] E-Mail. By selecting this option, you agree to the following: Subscriber understands and agrees Bank of New York Alternative Investment Services (the “Administrator”) may provide by electronic e-mail (to the e-mail addresses provided herein), certain disclosures, notices and statements regarding the Subscriber’s account.

The Subscriber understands and agrees an authorized party to the account will notify the Alternative Strategies Group in the event an e-mail address changes. If an authorized party to the account fails to update or change an incorrect e-mail address, the Subscriber understands and agrees that communications shall nevertheless be deemed to have been delivered if sent to the e-mail address in the Administrator’s records.

Address for Tax Communications (if applicable)

Attention:

Address Line 1:

Address Line 2:

City:	State:	Postal Code:

Phone:	Fax:	Email:

Interested Party Communications (Please complete this section if you would like additional people to receive information, as indicated below.)

Attention:

Address Line 1:

Address Line 2:

City:	State:	Postal Code:

Phone:	Fax:	Email:

Information to Receive (please select all that apply) [ ] Financial Statements [ ] Fund Notices

Attention:

Address Line 1:

Address Line 2:

City:	State:	Postal Code:

Phone:	Fax:	Email:

Information to Receive (please select all that apply) [ ] Financial Statements [ ] Fund Notices

12

Part II — Subscription Information

Effective Date:

Subscription Amount:

Wells Fargo Funding Account:

[ ] I prefer to have any income dividends or capital gains distributions payable to me by the Fund paid to me in cash, to the bank account described in Part V below, rather than reinvested into the Fund on my behalf. I understand that if I do not check this box, income dividends and capital gains distributions payable to me by the Fund will be reinvested into the Fund on my behalf and a corresponding number of Fund shares will be issued to my account, as more fully described in the Fund’s Private Placement Memorandum.

Part III — Supplemental Data for Entities

Legal form of entity:

State in which organized:

State of primary business:

Year of organization:

Primary Business:

Was the Subscriber organized for the specific or primary purpose of acquiring the Shares?

[ ] Yes                   [ ] No

Part IV— Accredited Investor Status

The Investor certifies that the Investor is an “accredited investor” as defmed in Regulation D promulgated under the U.S. Securities Act of 1933, as amended (“Securities Act”) because:

(Please check as appropriate)

The Investor is a bank, as defined in Section 2(13) of the Securities Act, acting in its individual or fiduciary capacity;

The Investor is a savings and loan association or other institution as defmed in Section 3(a)(5)(A) of the Securities Act, acting in its individual or fiduciary capacity;

The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

The Investor is an insurance company as defmed in Section 2(a)(13) of the Securities Act;

___________
The Investor is an investment company registered under the Investment Company Act of 1940, as amended (“Company Act”), or a business development company as defmed in Section 2(a)(48) of the Company Act;

___________	The Investor is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

13

 The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

The Investor is a natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Shares that exceeds $1,000,000 (“net worth” for this purpose means total assets (exclusive of the value of the Investor’s primary residence) in excess of total liabilities (note that if the amount of the mortgage(s) on your primary residence exceed the value of your primary residence, then such excess amount must be counted in your total liabilities) );

The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

The Investor is a trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Shares and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in fmancial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

The Investor is a Trustee or executive officer of the Fund;

The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

The Investor is an employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

The Investor is an organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000; or

The Investor is an entity in which all of the equity owners meet the qualifications set forth above.

Part V — Wells Fargo Bank, N.A. Certification and Signatures

Section D – Capacity in which Wells Fargo Bank, N.A. is Acting. Please check one of the following

[  ] Trustee. Wells Fargo Bank, N.A. certifies it has all the necessary power and authority to act on behalf of the Subscriber with respect to the investments in the Fund.

[  ] Investment Adviser (Discretionary). Wells Fargo Bank, N.A. certifies it has all the necessary power and authority to act on behalf of the Subscriber with respect to the investments in the Fund.

14

Section E — Signatures

The undersigned Subscriber represents and warrants to the Fund, Alternative Strategies Group, Inc. and the Administrator:

1.    The information provided in this Subscription Agreement is complete and accurate, the Fund, Alternative Strategies Group, Inc. and the Administrator may rely on it and verify it;

2.    I/we will notify Alternative Strategies Group, Inc. immediately of any material changes in the information occurring prior to my/our acquisition of any Shares; and

IN WITNESS WHEREOF, I/we have executed this Subscription Agreement and hereby represent, warrant and certify that the representations and warranties provided above may be relied upon by the Fund, Alternative Strategies Group, Inc. and the Administrator as of the date hereof and as of the date of the closing of the issuance and sale of Shares and as of the date of any additional purchase of Shares.

The foregoing Subscriber Agreement is made as of the date stated below by the Subscriber:

Signature of Authorized Wells Fargo Bank, N.A. Representative
Printed Name of Authorized Wells Fargo Bank, N.A. Representative
Title of Authorized Wells Fargo Bank, N.A. Representative
Employee ID
Date Executed

15

 Appendix A - Document Checklist (applicable to Grantor or Revocable Trusts and ALL Entity Subscribers)

Grantor or Revocable Trust

1)  A certified copy of the Certificate of Trust or Trustee Certification of Investment Powers, and

2)  A copy of the Certificate of Registration or Power of Attorney listing the name of each Trustee and any additional person(s) authorized to trade in the account if not expressly named in Trust Agreement.

C Corporation, S Corporation, Endowment or Foundation

1)  A certified copy of the Certificate of Incorporation of the Company, and

2)  A list of the names of the directors, and any additional person(s) authorized to trade in the account (please put on Corporation’s official letterhead), and, if a non-profit corporation (or Foundation),

3) Proof of tax-exempt status.

Limited Liability Company

1)  A certified copy of the Certificate of Formation of the Limited Liability Company, and

2)  A list of the names of the managing members, and any additional person(s) authorized to trade in the account (please put on LLC’s official letterhead).

Limited Partnership or Limited Liability Partnership

1)  A certified copy of the Certificate of Limited Partnership or Certificate of Registration of the Partnership, and

2)  A list of the names of the general partners and person(s) authorized to trade in the account (please put on Partnership’s official letterhead).

Non-Grantor or Irrevocable Trust

1)  A certified copy of the Certificate of Trust or Trustee Certification of Investment Powers, and

2)  A copy of the Certificate of Registration or Power of Attorney listing the name of each Trustee and any additional person(s) authorized to trade in the account if not expressly named in Trust Agreement.

Employee Benefit Plan or Keogh

1)  A certified copy of the Plan Documents, and

2)  A list of the names, street and e-mail addresses, and telephone numbers of each person authorized to act for the plan in connection with the investment of plan assets in Shares, and

3) A copy of IRS determination letter or other evidence of plan’s tax-exempt status.

Other Entities

1)  A certified copy of organizational certificates and/or documents, and

2)  A list of the names, social security numbers, dates of birth and addresses of person(s) authorized to trade in the account, and if tax-exempt, proof of tax-exempt status.

16

FUND ACCEPTANCE

Please do not mark For Internal Use Only.

Agreed and Accepted:

ASGI AGILITY INCOME FUND

By:

Name:

Title:

17

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name, if different from above
  Check appropriate box:  ☐ Individual/Sole proprietor     ☐  Corporation   ☐  Partnership
 ☐  Limited liability company.  Enter the tax classification (D-disregarded entity, C-corporation, P=partnership) ►  - - - - - - -
 ☐Other (see instructions) ►
☐ Exempt payee
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Social security number

or
Employer identification number

Part II	Certification
Under penalties of perjury, I certify that:
1.The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.I am a U.S. citizen or other U.S. person (defined below)
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ►	Date ►

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
    2. Certify that you are not subject to backup withholding, or
    3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.
Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
●An individual who is a U.S. citizen or U.S. resident alien,
●A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
● An estate (other than a foreign estate), or
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.
    The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
●The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

18

Form W-9 (Rev. 10-2007)	Page 2

●  The U.S. grantor or other owner of a grantor trust and not the trust, and
●  The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5.  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Also see Special rules for partnerships on page 1.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

19

Form W-9 (Rev. 10-2007)	Page 3
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
  The following payees are exempt from backup withholding:
  1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
  2. The United States or any of its agencies or instrumentalities,
  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
  4. A foreign government or any of its political subdivisions, agencies, or instrumentalities,
  5. An international organization or any of its agencies or instrumentalities.
  Other payees that may be exempt from backup withholding include:
  6. A corporation,
  7. A foreign central bank of issue,
  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
  9.  A futures commission merchant registered with the Commodity Futures Trading Commission,
  10. A real estate investment trust,
  11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
  12.  A common trust fund operated by a bank under section 584(a),
  13. A financial institution,
  14. A middleman known in the investment community as a nominee or custodian, or
  15.  A trust exempt from tax under section 664 or described in section 4947.
  The chart below shows types of payments that may be exempt from backup withholding.  The chart applies to the exempt payees listed above, 1 through 15.

Part I. Taxpayer Identification
Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
  For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
  1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 7 2
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

20

Form W-9 (Rev. 10-2007)	Page 4
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
   To reduce your risk:
● Protect your SSN,
● Ensure your employer is protecting your SSN, and
● Be careful when choosing a tax preparer.
Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account 1
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor 2
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee 1 The actual owner 1
5. Sole proprietorship or disregarded entity owned by an individual	The owner 3
For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual
7. A valid trust, estate, or pension trust
8. Corporate or LLC electing corporate status on Form 8832
9. Association, club, religious, charitable, educational, or other tax-exempt organization
10. Partnership or multi-member LLC
11. A broker or registered nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments
The owner Legal entity 4 The corporation The organization The partnership The broker or nominee The public entity
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also seeSpecial rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

21

ASGI AGILITY INCOME FUND

PART C—OTHER INFORMATION

Item 25.		Financial Statements and Exhibits

(1)	Financial Statements:

Registrant has not conducted any business, other than in connection with its organization.

(2)	Exhibits:

	(a)	(i) Certificate of Trust dated July 29, 2010 filed herewith.

(ii) Agreement and Declaration of Trust dated July 29, 2010 filed herewith.

	(b)	Bylaws dated July 29, 2010 filed herewith.

	(c)	Not applicable.

	(d)	See (2)(a) and (2)(b).

	(e)	Dividend Reinvestment Plan filed herewith.

	(f)	Not applicable.

	(g)	(i) Investment Advisory Agreement between Registrant and Alternative Strategies Group, Inc. (the “Adviser”) dated August 12, 2010 filed herewith.

(ii) Investment Subadvisory Agreement between ASGI and Perella Weinberg Partners Capital Management, LP (the “Subadviser”) dated August 12, 2010 filed herewith.

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	Custody Agreement between Registrant and The Bank of New York Mellon dated August 26, 2010 filed herewith.

	(k)	(i)
Administrative Services Agreement between Registrant and The Bank of New York Mellon, through its wholly owned subsidiary, BNY Mellon Investment Servicing (U.S.) Inc. dated August 26, 2010 filed herewith.

(ii) Expense Limitation Agreement dated August 12, 2010 filed herewith.

(iii) Form of Placement Agent Agreement between Registrant and Wells Fargo Advisors, LLC filed herewith.

(iv) Form of Placement Agent Agreement between Registrant and Wells Fargo Advisors Financial Network, LLC filed herewith.

(v) Placement Agent Agreement between Registrant and Wells Fargo Investments, LLC dated August 16, 2010 filed herewith.

(vi) Wholesaling Agreement between Registrant and Alternative Strategies Brokerage Services, Inc. dated August 16, 2010 filed herewith.

	(l)	Not applicable.

	(m)	Not applicable.

	(n)	Not applicable.

	(o)	Not applicable.

	(p)	Not applicable.

	(q)	Not applicable.

	(r)	(i) Code of Ethics of the Adviser and the Fund filed herewith.

(ii) Code of Ethics of the Subadviser filed herewith.

	(s)	Power of Attorney dated August 12, 2010 filed herewith.

Item 26.		Marketing Arrangements

Not applicable.

Item 27.		Other Expenses of Issuance and Distribution

Not applicable.

Item 28.		Persons Controlled by or Under Common Control

Not applicable.

Item 29.		Number of Holders of Securities

Set forth below is the number of record holders as of September 1, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders

Shares of Beneficial Interest	1

Item 30.	Indemnification

Registrant’s Agreement and Declaration of Trust contains provisions limiting the liability of the Registrant’s Trustees and providing for indemnification of the Registrant’s Trustees, officers and employees (including their respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Agreement and Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Alternative Strategies Group, Inc. (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (File no. 801-64191).  The principal business address of the Adviser is 401 South Tryon Street, Charlotte, NC 28202.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Perella Weinberg Partners Capital Management, LP (the “Subadviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Subadviser with the SEC pursuant to the Advisers Act (File no. 801-67735).  The principal business address of the Subadviser is 767 Fifth Avenue, New York, NY 10153.

Item 32.	Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, The Bank of New York Mellon Corporation, Alternative Investment Services, located at 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 and custodian, and The Bank of New York Mellon Corporation, located at c/o The Bank of New York Mellon, 101 Barclay Street, 17th Floor West, New York, NY 10286, with the exception of certain documents that are in the possession and custody of the Adviser, located at 401 South Tryon Street, Charlotte, NC 28202; and the Subadviser, located at 767 Fifth Avenue, New York, NY 10153.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and the Subadviser.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

Not applicable.

Signatures

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Charlotte and the State of North Carolina on the 1st day of September 2010.

ASGI AGILITY INCOME FUND

By:	/s/ Adam Taback
Adam I. Taback
President

INDEX TO EXHIBITS

(a)	(i)	Certificate of Trust dated July 29, 2010.

	(ii)	Agreement and Declaration of Trust dated July 29, 2010.

(b)	Bylaws dated July 29, 2010.

(e)	Dividend Reinvestment Plan.

(g)	(i)	Investment Advisory Agreement between Registrant and Alternative Strategies Group, Inc. (the “Adviser”) dated August 12, 2010.

	(ii)	Investment Subadvisory Agreement between ASGI and Perella Weinberg Partners Capital Management, LP (the “Subadviser”) dated August 12, 2010.

(j)	Custody Agreement between Registrant and The Bank of New York Mellon (“BNY Mellon”) dated August 26, 2010.

(k)	(i)	Administrative Services Agreement between Registrant and BNY Mellon dated August 26, 2010.

	(ii)	Expense Limitation Agreement dated August 12, 2010.

	(iii)	Form of Placement Agent Agreement between Registrant and Wells Fargo Advisors, LLC.

	(iv)	Form of Placement Agent Agreement between Registrant and Wells Fargo Advisors Financial Network, LLC.

	(v)	Placement Agent Agreement between Registrant and Wells Fargo Investments, LLC dated August 16, 2010.

	(vi)	Wholesaling Agreement between Registrant and Alternative Strategies Brokerage Services, Inc. dated August 16, 2010.

(r)	(i)	Code of Ethics of the Adviser and the Fund.

	(ii)	Code of Ethics of the Subadviser.

	(s)	Power of Attorney dated August 12, 2010.